UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Item 1.

Reports to Stockholders

Fidelity Advisor® Floating Rate High Income Fund

Annual Report

October 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	(0.20)%	2.62%	3.59%
Class M (incl. 2.75% sales charge)	(0.10)%	2.57%	3.53%
Class C (incl. contingent deferred sales charge)	0.88%	2.42%	3.10%
Fidelity® Floating Rate High Income Fund	2.93%	3.49%	4.18%
Class I	2.88%	3.43%	4.13%
Class Z	2.98%	3.45%	4.14%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Floating Rate High Income Fund - Class A on October 31, 2009, and the current 2.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$14,224	Fidelity Advisor® Floating Rate High Income Fund - Class A
$16,678	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  High-yield bank loans gained 2.51% for the 12 months ending October 31, 2019, as measured by the S&P/LSTA® Leveraged Performing Loan Index. Following a sharp downturn in late 2018, the loan market rallied in January and February after the U.S. Federal Reserve indicated that mild inflation would give the central bank greater flexibility to set policy. Loan prices then seesawed lower then higher from March through June, amid a mix of factors. Investors recalibrated interest rate expectations and concluded that the Fed was likely to cut rates in the near future, dampening demand for loans. In July, steady inflows from collateralized loan obligations aided bank loans. However, the tide shifted in August, as a reescalation of trade tension with China stoked market volatility. The index rose modestly in September, helped by strong demand for higher-quality issues in both the primary and secondary markets. The asset class ended the period on a down note, hampered by continued outflows from retail funds and the persistent underperformance of lower-quality credits. Nearly all industries within the index posted a gain, including cable & satellite television, lodging & casinos, building & development, and insurance, each of which rose about 5%. Conversely, nonferrous metals/minerals (-17%) and oil & gas (-8%) were notable laggards, reflecting investors’ tendency to punish lower-quality issuers that missed financial forecasts. By credit quality, higher-quality loans did best, aided by solid investor demand.

Comments from Co-Portfolio Managers Eric Mollenhauer and Kevin Nielsen:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 2% to 3%, with all but one outpacing the benchmark S&P/LSTA® Leveraged Performing Loan Index. The relatively strong performance of higher-quality loans created a favorable backdrop for the fund the past 12 months, given its conservative credit-quality positioning. The fund's core bank-loan portfolio – which represented 90% of assets, on average – outperformed the benchmark and, as a result, fueled relative performance. Our small allocation to high-yield credit handily topped the benchmark, providing an additional boost. This period, steering clear of many underperforming benchmark components proved advantageous, as 12 of the fund's top-20 relative contributors were poor-performing loans we did not own. The leading individual relative contributors were overweightings in generic-drug maker Lannett (+32%) and telecommunications provider Frontier Communications (+11%). It also helped to not own Seadrill Partners, a supplier of drill-ships to offshore energy exploration companies and a benchmark component. On the downside, three companies in the oil & gas industry were among the biggest relative detractors: California Resources (-24%), Gavilan Resources (-34%) and Expro Holdings (-31%). Looking ahead, we see a substantial number of attractive investment opportunities in the secondary market trading below par (face value), giving the fund some potential for capital appreciation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On November 1, 2018, Kevin Nielsen assumed co-management responsibilities for the fund, joining Co-Manager Eric Mollenhauer.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2019

(by issuer, excluding cash equivalents)	% of fund's net assets
Bass Pro Shops LLC.	3.0
Asurion LLC	2.0
Intelsat Jackson Holdings SA	1.9
Charter Communication Operating LLC	1.6
TransDigm, Inc.	1.4
9.9

Top Five Market Sectors as of October 31, 2019

% of fund's net assets
Technology	15.3
Telecommunications	7.8
Energy	6.7
Gaming	6.2
Services	5.5

Quality Diversification (% of fund's net assets)

As of October 31, 2019
BBB	6.2%
BB	29.6%
B	53.6%
CCC,CC,C	5.0%
Not Rated	0.5%
Equities	0.6%
Short-Term Investments and Net Other Assets	4.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2019*
Bank Loan Obligations	89.9%
Nonconvertible Bonds	5.0%
Common Stocks	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	4.5%

 * Foreign investments - 12.6%

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Bank Loan Obligations - 89.9%(a)
	Principal Amount (000s)	Value (000s)
Aerospace - 1.7%
Jazz Acquisition, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.35% 6/19/26 (b)(c)	$5,250	$5,066
TransDigm, Inc.:
Tranche E, term loan 3 month U.S. LIBOR + 2.500% 4.2859% 5/30/25 (b)(c)	27,829	27,601
Tranche F, term loan 3 month U.S. LIBOR + 2.500% 4.2859% 6/9/23 (b)(c)	27,045	26,906
Tranche G, term loan 3 month U.S. LIBOR + 2.500% 4.2859% 8/22/24 (b)(c)	62,405	61,889
Wesco Aircraft Hardware Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.29% 2/28/21 (b)(c)	16,577	16,559
WP CPP Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.6797% 4/30/25 (b)(c)	22,275	21,839
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.750% 9.68% 4/30/26 (b)(c)	5,665	5,542

TOTAL AEROSPACE		165,402

Air Transportation - 0.6%
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.1044% 4/4/26 (b)(c)	12,243	12,260
Tranche B 2LN, term loan 3 month U.S. LIBOR + 4.000% 6.1044% 4/4/26 (b)(c)	6,582	6,591
Kestrel Bidco, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.750% 8/7/26 (c)(d)	24,430	24,532
Transplace Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.5543% 10/5/24 (b)(c)	11,316	11,026

TOTAL AIR TRANSPORTATION		54,409

Automotive & Auto Parts - 0.8%
Hertz Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.54% 6/30/23 (b)(c)	27,021	27,013
IAA Spinco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.0625% 6/29/26 (b)(c)	6,649	6,668
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.6044% 11/27/20 (b)(c)	16,029	13,011
Tranche 2LN, term loan 3 month U.S. LIBOR + 9.000% 11.1044% 11/27/21 (b)(c)	24,195	14,275
UOS LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.2859% 4/18/23 (b)(c)	12,810	12,874

TOTAL AUTOMOTIVE & AUTO PARTS		73,841

Banks & Thrifts - 0.7%
Blackstone CQP Holdco LP Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.6559% 9/30/24 (b)(c)	34,913	34,716
Citadel Securities LP Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.2859% 2/27/26 (b)(c)	20,895	20,934
Victory Capital Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.3486% 7/1/26 (b)(c)	14,796	14,841

TOTAL BANKS & THRIFTS		70,491

Broadcasting - 2.5%
AppLovin Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.5359% 8/15/25 (b)(c)	33,792	33,469
CBS Radio, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.5543% 11/18/24 (b)(c)	31,612	31,604
Cumulus Media New Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.7959% 3/31/26 (b)(c)	3,000	3,012
Diamond Sports Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.08% 8/24/26 (b)(c)	68,175	68,431
iHeartMedia Capital I LLC 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.0315% 5/1/26 (b)(c)	13,429	13,466
ION Media Networks, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.8125% 12/18/24 (b)(c)	20,682	20,553
NEP/NCP Holdco, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.0359% 10/19/25 (b)(c)	2,013	1,930
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 8.7859% 10/19/26 (b)(c)	7,500	7,163
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.5543% 9/19/26 (b)(c)	39,830	39,957
Sinclair Television Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.43% 9/30/26 (b)(c)	17,735	17,740

TOTAL BROADCASTING		237,325

Building Materials - 0.9%
ACProducts, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.2859% 2/15/24 (b)(c)	11,109	10,526
APi Group DE, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.2859% 10/1/26 (b)(c)	26,000	26,081
GYP Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.5359% 6/1/25 (b)(c)	10,419	10,315
Hamilton Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.11% 7/2/25 (b)(c)	18,269	18,292
HD Supply, Inc. Tranche B 5LN, term loan 3 month U.S. LIBOR + 1.750% 3.5359% 10/17/23 (b)(c)	8,019	8,045
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.8% 9/27/24 (b)(c)	20,835	18,230

TOTAL BUILDING MATERIALS		91,489

Cable/Satellite TV - 3.6%
Cable One, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.54% 5/1/24 (b)(c)	7,791	7,786
Charter Communication Operating LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.05% 4/30/25 (b)(c)	157,958	158,133
CSC Holdings LLC:
Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.500% 4.5294% 4/15/27 (b)(c)	24,000	23,957
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.1713% 1/15/26 (b)(c)	30,271	30,029
LCPR Loan Financing LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.8282% 10/22/26 (b)(c)	17,485	17,583
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.1713% 7/17/25 (b)(c)	30,562	30,379
Virgin Media Bristol LLC Tranche N, term loan 3 month U.S. LIBOR + 2.500% 4.4213% 1/3/28 (b)(c)	16,750	16,673
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.0543% 8/19/23 (b)(c)	61,389	58,838

TOTAL CABLE/SATELLITE TV		343,378

Capital Goods - 0.5%
AECOM Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.5359% 3/13/25 (b)(c)	8,615	8,619
Altra Industrial Motion Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 3.7859% 10/1/25 (b)(c)	18,920	18,825
CPM Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 10.0359% 11/15/26 (b)(c)	3,655	3,561
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.5359% 11/15/25 (b)(c)	7,039	6,885
Sundyne U.S. Purchaser, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.7859% 5/15/26 (b)(c)	7,083	6,977

TOTAL CAPITAL GOODS		44,867

Chemicals - 2.0%
ASP Chromaflo Dutch I BV Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.2859% 11/18/23 (b)(c)	3,630	3,509
ASP Chromaflo Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.2859% 11/18/23 (b)(c)	2,791	2,699
Hexion, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.6% 7/1/26 (b)(c)	10,294	10,243
MacDermid, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.0359% 1/31/26 (b)(c)	16,773	16,820
Messer Industries U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.6044% 3/1/26 (b)(c)	41,293	40,915
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.500% 5.5625% 10/11/24 (b)(c)	27,505	27,299
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.1903% 10/1/25 (b)(c)	58,118	56,605
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.54% 4/3/25 (b)(c)	17,521	16,525
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. term loan 3 month U.S. LIBOR + 2.000% 3.7859% 9/6/24 (b)(c)	5,165	5,117
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.6604% 9/22/24 (b)(c)	10,562	10,458

TOTAL CHEMICALS		190,190

Consumer Products - 1.2%
BCPE Empire Holdings, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 5.7859% 6/11/26 (b)(c)	8,354	8,203
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.103% 6/11/26 (b)(c)(e)	1,646	1,616
Coty, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.228% 4/5/25 (b)(c)	8,860	8,550
CSM Bakery Supplies Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.03% 7/3/20 (b)(c)	9,781	9,188
Edgewell Personal Care Co. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 11/8/26 (c)(d)	17,500	17,489
Owens & Minor Distribution, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.5315% 4/30/25 (b)(c)	27,156	23,246
Rodan & Fields LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.9213% 6/15/25 (b)(c)	9,376	7,607
Weight Watchers International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.86% 11/29/24 (b)(c)	37,173	37,090

TOTAL CONSUMER PRODUCTS		112,989

Containers - 1.6%
Berry Global Group, Inc. Tranche X 1LN, term loan 3 month U.S. LIBOR + 2.000% 3.8775% 1/19/24 (b)(c)	9,750	9,769
Berry Global, Inc.:
1LN, term loan 3 month U.S. LIBOR + 2.000% 3.8775% 10/1/22 (b)(c)	13,400	13,434
Tranche U, term loan 3 month U.S. LIBOR + 2.500% 4.4388% 7/1/26 (b)(c)	56,571	56,736
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.2343% 4/3/24 (b)(c)	8,064	7,840
Charter Nex U.S., Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.500% 5.2859% 5/16/24 (b)(c)	6,125	6,054
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 5/16/24 (b)(c)	6,010	5,845
Consolidated Container Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.5359% 5/22/24 (b)(c)	17,548	17,233
Pregis TopCo Corp. 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.7859% 7/31/26 (b)(c)	10,000	9,846
Reynolds Group Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.5359% 2/5/23 (b)(c)	19,350	19,339
Tank Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.4649% 3/26/26 (b)(c)	8,585	8,518

TOTAL CONTAINERS		154,614

Diversified Financial Services - 2.8%
AlixPartners LLP Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.5359% 4/4/24 (b)(c)	17,145	17,117
Alpine Finance Merger Sub LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 7/12/24 (b)(c)	4,987	4,948
AssuredPartners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.2859% 10/22/24 (b)(c)	5,484	5,382
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.5964% 1/15/25 (b)(c)	27,531	27,627
BCP Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.3631% 10/31/24 (b)(c)	26,189	23,619
Cypress Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.54% 4/27/24 (b)(c)	15,403	15,125
Delos Finance SARL Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.8544% 10/6/23 (b)(c)	27,163	27,230
Finco I LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.7859% 12/27/22 (b)(c)	5,752	5,755
Fly Funding II SARL Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.18% 2/9/23 (b)(c)	33,483	33,483
Flying Fortress Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.8544% 10/30/22 (b)(c)	31,670	31,740
Focus Financial Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.2859% 7/3/24 (b)(c)	5,762	5,766
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.1713% 3/1/25 (b)(c)	22,271	22,229
Kingpin Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.29% 7/3/24 (b)(c)	2,016	2,012
NAB Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.1044% 6/30/24 (b)(c)	2,566	2,540
Recess Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.5359% 9/29/24 (b)(c)	5,630	5,508
TransUnion LLC:
Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.000% 3.7996% 6/19/25 (b)(c)	12,825	12,837
Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.7996% 4/9/23 (b)(c)	30,266	30,306
UFC Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.04% 4/29/26 (b)(c)	1,995	1,992

TOTAL DIVERSIFIED FINANCIAL SERVICES		275,216

Diversified Media - 0.0%
Lamar Media Corp. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.5625% 3/16/25 (b)(c)	4,506	4,516
Energy - 5.5%
Apro LLC Tranche B, term loan:
1 month U.S. LIBOR + 4.000% 10/28/26 (c)(d)	5,444	5,417
3 month U.S. LIBOR + 4.000% 10/28/26 (c)(d)	1,556	1,548
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.5359% 11/3/25 (b)(c)	29,925	26,222
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.0359% 6/24/24 (b)(c)	43,952	38,513
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.8464% 5/21/25 (b)(c)	14,250	12,183
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.1746% 12/31/21 (b)(c)	80,300	52,998
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.5496% 12/31/22 (b)(c)	49,400	42,262
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8.7859% 8/1/23 (b)(c)	12,270	12,362
Citgo Petroleum Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.1044% 3/28/24 (b)(c)	42,760	42,760
Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.6044% 7/29/21 (b)(c)	24,929	24,914
Consolidated Energy Finance SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.5473% 5/7/25 (b)(c)	49,781	48,039
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.0359% 3/31/25 (b)(c)	9,353	9,224
EG America LLC:
2LN, term loan 3 month U.S. LIBOR + 8.000% 10.1044% 3/23/26 (b)(c)	3,848	3,622
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.1044% 2/6/25 (b)(c)	3,782	3,643
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.04% 3/1/26 (b)(c)	28,250	26,537
Equitrans Midstream Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.29% 1/31/24 (b)(c)	15,235	15,159
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 7.7859% 3/1/24 (b)(c)	44,275	18,632
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.1275% 7/18/25 (b)(c)	54,424	49,957
Gulf Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 7.3162% 8/25/23 (b)(c)	28,795	21,039
Hercules Merger Sub LLC 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.5314% 10/18/26 (b)(c)	10,000	10,044
Lower Cadence Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.8043% 5/22/26 (b)(c)	24,813	23,014
Matador Bidco SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 6.5359% 10/15/26 (b)(c)	3,500	3,499
Medallion Midland Acquisition Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.0359% 10/30/24 (b)(c)	18,356	17,209
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.4375% 11/14/25 (b)(c)	21,846	21,737

TOTAL ENERGY		530,534

Entertainment/Film - 0.5%
AMC Entertainment Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.23% 4/22/26 (b)(c)	16,164	16,148
CDS U.S. Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8544% 7/8/22 (b)(c)	19,067	17,089
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.3544% 7/8/23 (b)(c)	5,305	4,761
SMG U.S. Midco 2, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 1/23/25 (b)(c)	6,063	6,058

TOTAL ENTERTAINMENT/FILM		44,056

Environmental - 0.3%
Environmental Resources Management I Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8544% 7/10/26 (b)(c)	7,481	7,492
The Brickman Group, Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.3809% 8/15/25 (b)(c)	12,068	12,086
Tunnel Hill Partners LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.2859% 2/8/26 (b)(c)	5,721	5,689
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 12/20/24 (b)(c)	5,485	5,485

TOTAL ENVIRONMENTAL		30,752

Food & Drug Retail - 2.5%
Agro Merchants Intermediate Ho Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.8544% 12/6/24 (b)(c)	4,915	4,866
BellRing Brands, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.7859% 10/10/24 (b)(c)	13,000	12,959
BI-LO LLC Tranche B, term loan 3 month U.S. LIBOR + 8.000% 10.1334% 5/31/24 (b)(c)	61,472	57,399
GOBP Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.323% 10/22/25 (b)(c)	4,385	4,400
JBS U.S.A. Lux SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.2859% 5/1/26 (b)(c)	46,501	46,623
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.4271% 11/20/25 (b)(c)	9,804	8,177
Lannett Co., Inc.:
Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.7859% 11/25/20 (b)(c)	698	692
Tranche B, term loan 3 month U.S. LIBOR + 5.370% 7.1609% 11/25/22 (b)(c)	64,209	62,508
RPI Finance Trust Tranche B 6LN, term loan 3 month U.S. LIBOR + 2.000% 3.7859% 3/27/23 (b)(c)	41,800	41,970

TOTAL FOOD & DRUG RETAIL		239,594

Food/Beverage/Tobacco - 1.3%
8th Avenue Food & Provisions, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 9.6903% 10/1/26 (b)(c)	2,240	2,208
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.6903% 10/1/25 (b)(c)	6,496	6,496
Chobani LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.2859% 10/7/23 (b)(c)	40,391	39,415
Eg Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.1044% 2/6/25 (b)(c)	7,437	7,163
Post Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.83% 5/24/24 (b)(c)	1,747	1,748
Saffron Borrowco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.750% 8.5496% 6/20/25 (b)(c)	6,983	6,337
Sage Borrowco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 6.5496% 6/20/26 (b)(c)	20,948	21,026
Shearer's Foods, Inc. Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 8.5359% 6/30/22 (b)(c)	1,964	1,940
U.S. Foods, Inc.:
1LN, term loan 3 month U.S. LIBOR + 2.000% 3.7859% 9/13/26 (b)(c)	9,250	9,274
Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.7859% 6/27/23 (b)(c)	30,283	30,363

TOTAL FOOD/BEVERAGE/TOBACCO		125,970

Gaming - 5.8%
AP Gaming I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.2859% 2/15/24 (b)(c)	11,953	11,915
Aristocrat Technologies, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 3.7159% 10/19/24 (b)(c)	22,938	22,977
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.9604% 9/15/23 (b)(c)	19,868	19,874
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.5359% 12/22/24 (b)(c)	129,633	127,621
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.0359% 4/18/24 (b)(c)	30,138	30,128
Eldorado Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.2143% 4/17/24 (b)(c)	22,445	22,407
Gaming VC Holdings SA Tranche B2 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.4463% 3/15/24 (b)(c)	17,489	17,478
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.81% 10/20/24 (b)(c)	45,355	45,384
Golden Nugget, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.6866% 10/4/23 (b)(c)	84,837	84,612
Mohegan Tribal Gaming Authority Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.7859% 10/14/23 (b)(c)	10,119	9,344
PCI Gaming Authority 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 5/29/26 (b)(c)	13,582	13,659
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.0359% 10/15/25 (b)(c)	22,593	22,660
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 4.5359% 8/14/24 (b)(c)	26,568	26,244
Stars Group Holdings BV Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.6044% 7/10/25 (b)(c)	57,722	57,933
Station Casinos LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.29% 6/8/23 (b)(c)	46,210	46,229

TOTAL GAMING		558,465

Healthcare - 4.4%
Aldevron LLC 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.232% 9/20/26 (b)(c)	28,770	28,860
American Renal Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.7859% 6/22/24 (b)(c)	2,985	2,821
HCA Holdings, Inc.:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 1.750% 3.5359% 3/18/23 (b)(c)	49,031	49,190
Tranche B12 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.5359% 3/13/25 (b)(c)	24,625	24,725
Innoviva, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.6515% 8/18/22 (b)(c)(f)	1,091	1,069
MPH Acquisition Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.8544% 6/7/23 (b)(c)	19,788	18,513
NVA Holdings, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 4.5359% 2/2/25 (b)(c)	14,076	14,059
Ortho-Clinical Diagnostics, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.3064% 6/30/25 (b)(c)	21,878	20,876
PAREXEL International Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.5359% 9/27/24 (b)(c)	13,270	12,656
RegionalCare Hospital Partners Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.3043% 11/16/25 (b)(c)	41,685	41,557
Surgery Center Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.04% 8/31/24 (b)(c)	4,987	4,809
Team Health Holdings, Inc. term loan 3 month U.S. LIBOR + 2.750% 4.5359% 2/6/24 (b)(c)	992	762
Tivity Health, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 7.0359% 3/8/26 (b)(c)	9,909	9,909
U.S. Anesthesia Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 6/23/24 (b)(c)	17,969	17,156
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.7859% 6/13/26 (b)(c)	40,500	37,339
Upstream Newco, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.500% 10/23/26 (c)(d)	8,500	8,489
Valeant Pharmaceuticals International, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 4.6713% 11/27/25 (b)(c)	26,906	26,929
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.9213% 6/1/25 (b)(c)	29,391	29,486
VVC Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.681% 2/11/26 (b)(c)	69,884	69,251
Wink Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 12/1/24 (b)(c)	10,316	10,069

TOTAL HEALTHCARE		428,525

Homebuilders/Real Estate - 1.7%
DTZ U.S. Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.0359% 8/21/25 (b)(c)	42,956	42,992
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.5359% 1/30/24 (b)(c)	16,448	15,276
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.5359% 1/30/24 (b)(c)	928	862
MGM Growth Properties Operating Partner LP Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.7859% 3/23/25 (b)(c)	39,034	39,131
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 3.8503% 12/22/24 (b)(c)	70,593	70,802

TOTAL HOMEBUILDERS/REAL ESTATE		169,063

Hotels - 2.2%
Aimbridge Acquisition Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.5728% 2/1/26 (b)(c)	6,315	6,299
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.7859% 11/30/23 (b)(c)	56,891	57,073
Hilton Worldwide Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.5728% 6/21/26 (b)(c)	49,745	49,936
Marriott Ownership Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.0359% 8/31/25 (b)(c)	28,381	28,487
Travelport Finance Luxembourg SARL:
1LN, term loan 3 month U.S. LIBOR + 5.000% 7.1044% 5/29/26 (b)(c)	27,575	25,645
Tranche B 2LN, term loan 3 month U.S. LIBOR + 9.000% 11.1044% 5/28/27 (b)(c)	11,500	9,775
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.5359% 5/30/25 (b)(c)	39,595	39,760

TOTAL HOTELS		216,975

Insurance - 4.2%
Acrisure LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.3544% 11/22/23 (b)(c)	31,052	30,430
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.8043% 5/10/25 (b)(c)	34,624	33,699
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.1713% 5/9/25 (b)(c)	2,494	2,449
AmWINS Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.5751% 1/25/24 (b)(c)	25,463	25,407
Asurion LLC:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 11/3/23 (b)(c)	53,615	53,673
Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 11/3/24 (b)(c)	23,206	23,221
Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 4.7859% 8/4/22 (b)(c)	32,534	32,539
3 month U.S. LIBOR + 6.500% 8.2859% 8/4/25 (b)(c)	88,325	88,678
HUB International Ltd. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 4.9395% 4/25/25 (b)(c)	61,996	60,590
3 month U.S. LIBOR + 4.000% 4/25/25 (c)(d)	20,000	19,960
USI, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.1044% 5/16/24 (b)(c)	38,942	37,764

TOTAL INSURANCE		408,410

Leisure - 2.7%
Alterra Mountain Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 7/31/24 (b)(c)	12,746	12,756
Crown Finance U.S., Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 2.250% 4.0359% 2/28/25 (b)(c)	47,558	46,882
3 month U.S. LIBOR + 2.500% 4.2859% 9/20/26 (b)(c)	1,500	1,488
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.2859% 2/1/24 (b)(c)	92,913	91,404
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8.7859% 9/8/24 (b)(c)	7,325	7,313
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 3/8/24 (b)(c)	16,015	15,942
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.8741% 6/10/22 (b)(c)	33,923	33,749
Seminole Tribe of Florida Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.5359% 7/6/24 (b)(c)	20,316	20,400
SP PF Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.2859% 12/21/25 (b)(c)	16,915	14,970
United PF Holdings LLC:
1LN, term loan 3 month U.S. LIBOR + 4.500% 6.2859% 6/10/26 (b)(c)	10,516	10,463
2LN, term loan 3 month U.S. LIBOR + 8.500% 10.2859% 6/10/27 (b)(c)	2,350	2,327
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.500% 2.8709% 6/10/26 (b)(c)(e)	1,443	1,435
Varsity Brands Holding Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.2859% 12/15/24 (b)(c)	7,022	6,553

TOTAL LEISURE		265,682

Metals/Mining - 0.4%
Murray Energy Corp.:
term loan 3 month U.S. LIBOR + 11.000% 7.4286% 7/29/20 (b)(c)	23,059	21,214
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 10/17/22 (c)(d)(g)	68,170	21,458

TOTAL METALS/MINING		42,672

Paper - 0.6%
Flex Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.0963% 12/29/23 (b)(c)	27,736	26,165
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.3486% 6/29/25 (b)(c)	32,078	30,305

TOTAL PAPER		56,470

Publishing/Printing - 1.1%
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.0359% 6/7/23 (b)(c)	50,090	46,483
Harland Clarke Holdings Corp. Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 6.8544% 11/3/23 (b)(c)	25,966	20,156
Learning Care Group (U.S.) No 2 Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.3358% 3/13/25 (b)(c)	10,737	10,552
Proquest LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.323% 10/17/26 (b)(c)	5,000	5,000
Springer Nature Deutschland Gm Tranche B16 1LN, term loan 3 month U.S. LIBOR + 3.500% 8/24/24 (c)(d)	24,145	23,944

TOTAL PUBLISHING/PRINTING		106,135

Restaurants - 1.4%
Burger King Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.0359% 2/17/24 (b)(c)	60,105	60,150
CEC Entertainment, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 8.2859% 8/30/26 (b)(c)	13,500	12,893
KFC Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.6275% 4/3/25 (b)(c)	24,257	24,257
Red Lobster Hospitality LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 7.0359% 7/28/21 (b)(c)	15,412	14,950
Whatabrands LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5156% 8/2/26 (b)(c)	21,555	21,606

TOTAL RESTAURANTS		133,856

Services - 5.4%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.4463% 6/13/25 (b)(c)	33,455	31,211
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.6963% 6/13/24 (b)(c)	68,787	65,649
Ancestry.Com Operations, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.54% 10/19/23 (b)(c)	8,765	8,020
Aramark Services, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 3.5359% 3/11/25 (b)(c)	10,492	10,501
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 2.000% 3.5359% 3/28/24 (b)(c)	19,041	19,057
BidFair MergeRight, Inc. 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.4085% 1/23/27 (b)(c)	13,303	12,979
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.2356% 6/21/24 (b)(c)	31,050	30,119
Bright Horizons Family Solutions Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.5359% 11/7/23 (b)(c)	9,664	9,673
Cast & Crew Payroll LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.79% 2/7/26 (b)(c)	11,567	11,615
Filtration Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 3/29/25 (b)(c)	11,340	11,321
Fleet U.S. Bidco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.235% 9/24/26 (b)(c)	5,000	5,000
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.7859% 7/30/26 (b)(c)	19,451	19,342
Ion Trading Finance Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.0644% 11/21/24 (b)(c)	35,054	32,786
KAR Auction Services, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.125% 9/13/26 (b)(c)	2,000	2,005
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.3544% 8/22/25 (b)(c)	6,500	6,451
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.8544% 2/21/25 (b)(c)	34,285	33,806
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 2/27/25 (b)(c)	87,858	87,418
Spin Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.2509% 11/14/22 (b)(c)	50,758	49,172
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.5359% 8/29/25 (b)(c)	24,475	22,150
The GEO Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 3.79% 3/23/24 (b)(c)	12,873	11,581
TMK Hawk Parent Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.3425% 9/26/24 (b)(c)	9,924	7,970
WASH Multifamily Acquisition, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 5.0359% 5/14/22 (b)(c)	13,223	12,793
3 month U.S. LIBOR + 3.250% 5.0359% 5/14/22 (b)(c)	1,221	1,181
WaterBridge Operating LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 7.834% 6/21/26 (b)(c)	16,000	15,040

TOTAL SERVICES		516,840

Steel - 0.1%
Advanced Drainage Systems, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.0625% 7/31/26 (b)(c)	3,714	3,728
JMC Steel Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.0728% 6/14/21 (b)(c)	6,062	6,046

TOTAL STEEL		9,774

Super Retail - 5.3%
Academy Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.0244% 7/2/22 (b)(c)	29,648	19,824
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.7859% 9/25/24 (b)(c)	299,964	288,976
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.6713% 2/3/24 (b)(c)	61,868	61,858
Burlington Coat Factory Warehouse Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.92% 11/17/24 (b)(c)	20,232	20,238
David's Bridal, Inc. term loan:
3 month U.S. LIBOR + 7.500% 9.61% 7/18/23 (b)(c)	358	302
3 month U.S. LIBOR + 8.000% 10.11% 1/18/24 (b)(c)	1,431	578
Harbor Freight Tools U.S.A., Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.2859% 8/19/23 (b)(c)	19,466	19,034
Party City Holdings, Inc. term loan 3 month U.S. LIBOR + 2.500% 4.29% 8/19/22 (b)(c)	16,935	16,778
PETCO Animal Supplies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.1771% 1/26/23 (b)(c)	23,961	17,838
Red Ventures LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.7996% 11/8/24 (b)(c)	12,449	12,407
Sports Authority, Inc. Tranche B, term loan 3 month U.S. LIBOR + 6.000% 11/16/17 (b)(c)(f)(g)	3,794	0
Staples, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.1228% 4/16/26 (b)(c)	28,234	27,803
Tranche B 2LN, term loan 3 month U.S. LIBOR + 4.500% 6.6228% 9/12/24 (b)(c)	4,988	4,917
The Hillman Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.7859% 5/31/25 (b)(c)	19,230	18,124

TOTAL SUPER RETAIL		508,677

Technology - 14.9%
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.6771% 8/10/25 (b)(c)	30,665	24,900
ATS Consolidated, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.5359% 2/28/25 (b)(c)	11,712	11,717
Boxer Parent Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.0359% 10/2/25 (b)(c)	32,643	30,160
Bracket Intermediate Holding Corp. 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.3486% 9/5/25 (b)(c)	6,172	6,080
Brave Parent Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.9271% 4/19/25 (b)(c)	3,712	3,480
Cabot Microelectronics Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.0625% 11/15/25 (b)(c)	18,655	18,713
Camelot Finance SA Tranche B, term loan 3 month U.S. LIBOR + 3.250% 10/31/26 (c)(d)	9,380	9,403
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.7996% 4/30/25 (b)(c)	24,255	24,285
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.0359% 4/4/26 (b)(c)	40,400	39,579
Curie Merger Sub LLC 1LN, term loan 3 month U.S. LIBOR + 4.250% 10/28/26 (c)(d)	4,875	4,863
Cvent, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.5359% 11/29/24 (b)(c)	11,057	10,766
Datto, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.0359% 4/2/26 (b)(c)	7,980	8,020
DCert Buyer, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.7859% 10/16/26 (b)(c)	36,000	35,303
Dell International LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 3.79% 9/19/25 (b)(c)	21,000	21,075
DG Investment Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 2/1/25 (b)(c)	17,767	17,256
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.750% 8.5359% 2/1/26 (b)(c)(f)	3,235	3,106
Dynatrace LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.5359% 8/23/25 (b)(c)	9,929	9,954
EagleView Technology Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.2859% 8/14/25 (b)(c)	4,412	4,246
EIG Investors Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.8823% 2/9/23 (b)(c)	24,513	23,257
Emerald TopCo, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.2859% 7/22/26 (b)(c)	14,500	14,261
Epicor Software Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.04% 6/1/22 (b)(c)	27,484	27,380
EPV Merger Sub, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.0359% 3/8/26 (b)(c)	2,250	2,143
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.0359% 3/8/25 (b)(c)	17,461	16,872
EXC Holdings III Corp. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 5.6044% 12/2/24 (b)(c)	13,272	13,007
3 month U.S. LIBOR + 7.500% 9.5886% 12/1/25 (b)(c)	2,000	1,960
Financial & Risk U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.5359% 10/1/25 (b)(c)	65,434	65,745
Go Daddy Operating Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.5359% 2/15/24 (b)(c)	23,502	23,515
Hyland Software, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8.7859% 7/7/25 (b)(c)	1,890	1,892
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.0359% 7/1/24 (b)(c)	13,494	13,393
II-VI, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.3218% 9/24/26 (b)(c)	1,500	1,497
Infor U.S., Inc. Tranche B 6LN, term loan 3 month U.S. LIBOR + 2.750% 4.8544% 2/1/22 (b)(c)	8,510	8,510
Kronos, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 10.5031% 11/1/24 (b)(c)	33,715	33,847
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.2531% 11/1/23 (b)(c)	52,754	52,617
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 6.2% 1/20/24 (b)(c)	33,925	33,141
3 month U.S. LIBOR + 9.000% 10.95% 1/20/25 (b)(c)	11,730	11,495
MA FinanceCo. LLC:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.250% 4.0496% 11/20/21 (b)(c)	3,393	3,363
Tranche B 3LN, term loan:
3 month U.S. LIBOR + 2.500% 4.2996% 6/21/24 (b)(c)	94,261	91,374
3 month U.S. LIBOR + 2.500% 4.2996% 6/21/24 (b)(c)	13,641	13,223
McAfee LLC Tranche B, term loan:
3 month U.S. LIBOR + 3.750% 5.5549% 9/29/24 (b)(c)	53,000	52,958
3 month U.S. LIBOR + 8.500% 10.3049% 9/29/25 (b)(c)	11,594	11,634
MH Sub I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.5359% 9/15/24 (b)(c)	5,291	5,151
NASCAR Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.6275% 10/18/26 (b)(c)	20,500	20,593
NAVEX TopCo, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 9.13% 9/4/26 (b)(c)	2,225	2,192
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.38% 9/4/25 (b)(c)	9,915	9,640
ON Semiconductor Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 3.7859% 9/19/26 (b)(c)	3,000	3,012
Open Text Corp. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.5359% 5/30/25 (b)(c)	8,968	8,991
Project Alpha Intermediate Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.24% 4/26/24 (b)(c)	4,988	4,972
Project Boost Purchaser LLC 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.2859% 5/30/26 (b)(c)	3,500	3,438
Rackspace Hosting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.9021% 11/3/23 (b)(c)	10,760	9,553
Renaissance Holding Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.0359% 5/31/25 (b)(c)	11,271	10,905
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 8.7859% 5/31/26 (b)(c)	9,370	8,808
Severin Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.459% 8/1/25 (b)(c)	17,930	17,257
Solera LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.5359% 3/3/23 (b)(c)	32,974	32,651
Sophia L.P. term loan 3 month U.S. LIBOR + 3.250% 5.3544% 9/30/22 (b)(c)	28,221	28,186
SS&C Technologies, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.0359% 7/8/22 (b)(c)	3,405	3,427
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.250% 4.0359% 4/16/25 (b)(c)	25,626	25,668
Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.250% 4.0359% 4/16/25 (b)(c)	16,728	16,756
Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.250% 4.0359% 4/16/25 (b)(c)	45,926	46,035
Sybil Software LLC. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.3544% 9/30/23 (b)(c)	7,524	7,542
Syniverse Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.9213% 3/9/23 (b)(c)	30,962	27,804
Tempo Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 5/1/24 (b)(c)	30,059	30,053
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.5315% 9/28/24 (b)(c)	31,699	31,144
Uber Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 5.3043% 7/13/23 (b)(c)	2,124	2,089
3 month U.S. LIBOR + 4.000% 5.9135% 4/4/25 (b)(c)	28,860	28,432
Ultimate Software Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.5359% 5/4/26 (b)(c)	33,410	33,461
Veritas U.S., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.3379% 1/27/23 (b)(c)	17,977	16,664
Verscend Holding Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.2859% 8/27/25 (b)(c)	32,354	32,354
Vertafore, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.0359% 7/2/25 (b)(c)	55,094	53,264
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.0359% 7/2/26 (b)(c)	17,500	16,720
VFH Parent LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.0438% 3/1/26 (b)(c)	39,274	39,183
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 9.6635% 10/11/26 (b)(c)	11,343	10,882
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.6635% 10/11/25 (b)(c)	26,952	26,204
WEX, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.0359% 5/17/26 (b)(c)	20,754	20,817
Zelis Payments Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 6.5359% 9/26/26 (b)(c)	5,000	4,942

TOTAL TECHNOLOGY		1,438,780

Telecommunications - 7.2%
Altice Financing SA Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 4.5964% 1/31/26 (b)(c)	9,800	9,424
3 month U.S. LIBOR + 2.750% 4.6635% 7/15/25 (b)(c)	15,662	15,105
Evo Payments International LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.05% 12/22/23 (b)(c)	9,608	9,612
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.54% 6/15/24 (b)(c)	96,440	95,982
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.54% 5/31/25 (b)(c)	33,981	25,125
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.682% 11/27/23 (b)(c)	127,000	126,763
Tranche B-4, term loan 3 month U.S. LIBOR + 4.500% 6.432% 1/2/24 (b)(c)	4,400	4,444
Tranche B-5, term loan 6.625% 1/2/24	36,120	36,915
Iridium Satellite LLC 1LN, term loan 1 month U.S. LIBOR + 3.750% 10/18/26 (c)(d)	17,415	17,507
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.0359% 2/22/24 (b)(c)	52,915	52,955
Onvoy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.2859% 2/10/24 (b)(c)	19,563	16,172
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 2/1/24 (b)(c)	42,648	42,180
Sable International Finance Ltd. Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.250% 5.0359% 2/2/26 (b)(c)	48,981	49,097
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.79% 4/11/25 (b)(c)	41,801	41,889
Securus Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 6.2859% 11/1/24 (b)(c)	39,488	30,631
3 month U.S. LIBOR + 8.250% 10.0359% 11/1/25 (b)(c)	10,250	4,843
SFR Group SA:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 4.5358% 7/31/25 (b)(c)	47,866	46,265
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.688% 5.6088% 1/31/26 (b)(c)	3,299	3,216
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 5.9213% 8/14/26 (b)(c)	36,383	35,759
Sprint Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.3125% 2/3/24 (b)(c)	7,242	7,154
Triton Bidco Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 9/23/26 (c)(d)	17,250	16,975
Windstream Services LLC 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.29% 2/26/21 (b)(c)	3,250	3,250

TOTAL TELECOMMUNICATIONS		691,263

Transportation Ex Air/Rail - 0.3%
IBC Capital Ltd.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 9.1451% 9/11/24 (b)(c)	3,000	2,955
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8951% 9/11/23 (b)(c)	8,441	8,335
International Seaways Operating Corp. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.79% 6/22/22 (b)(c)	20,536	20,600

TOTAL TRANSPORTATION EX AIR/RAIL		31,890

Utilities - 3.2%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.2859% 8/1/25 (b)(c)	69,952	69,457
ExGen Renewables IV, LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.13% 11/28/24 (b)(c)	16,157	15,134
Houston Fuel Oil Terminal Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.54% 6/26/25 (b)(c)	38,117	38,069
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 5.79% 2/15/24 (b)(c)	19,529	18,563
LMBE-MC HoldCo II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.11% 12/3/25 (b)(c)	11,490	11,490
Moxie Patriot LLC Tranche B, term loan 3 month U.S. LIBOR + 5.750% 7.8544% 12/19/20 (b)(c)	15,614	12,676
Pike Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.04% 7/24/26 (b)(c)	19,525	19,510
Tex Operations Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.7859% 8/4/23 (b)(c)	27,366	27,445
UGI Energy Services LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.5359% 8/13/26 (b)(c)	7,980	8,000
Vertiv Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.9271% 11/30/23 (b)(c)	34,691	32,601
Vistra Operations Co. LLC Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.000% 3.8275% 12/31/25 (b)(c)	54,356	54,526

TOTAL UTILITIES		307,471

TOTAL BANK LOAN OBLIGATIONS
(Cost $8,961,604)		8,680,581

Nonconvertible Bonds - 5.0%
Aerospace - 0.2%
TransDigm, Inc. 6.25% 3/15/26 (h)	22,000	23,568
Broadcasting - 0.1%
Cumulus Media New Holdings, Inc. 6.75% 7/1/26 (h)	3,000	3,180
iHeartCommunications, Inc.:
6.375% 5/1/26	770	828
8.375% 5/1/27	1,395	1,496

TOTAL BROADCASTING		5,504

Cable/Satellite TV - 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125% 2/15/23	17,065	17,428
Virgin Media Finance PLC 4.875% 2/15/22	2,000	2,020

TOTAL CABLE/SATELLITE TV		19,448

Chemicals - 0.1%
OCI NV 6.625% 4/15/23 (h)	5,005	5,224
TPC Group, Inc. 10.5% 8/1/24 (h)	6,420	6,805

TOTAL CHEMICALS		12,029

Containers - 0.7%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.25% 9/15/22 (h)	15,000	15,188
6% 2/15/25 (h)	10,000	10,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
3 month U.S. LIBOR + 3.500% 5.5009% 7/15/21 (b)(c)(h)	15,130	15,168
5.75% 10/15/20	22,604	22,682
Trivium Packaging Finance BV 5.5% 8/15/26 (h)	5,835	6,112

TOTAL CONTAINERS		69,650

Diversified Financial Services - 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.25% 2/1/22	5,200	5,324
Energy - 0.9%
Cheniere Corpus Christi Holdings LLC 7% 6/30/24	7,000	8,051
Citgo Petroleum Corp. 6.25% 8/15/22 (h)	10,000	10,100
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 5.8685% 6/15/22 (b)(c)(h)	26,500	26,302
6.875% 6/15/25 (h)	5,500	5,335
Denbury Resources, Inc.:
7.75% 2/15/24 (h)	9,050	6,652
9% 5/15/21 (h)	3,645	3,189
9.25% 3/31/22 (h)	7,290	5,978
EG Global Finance PLC 6.75% 2/7/25 (h)	5,500	5,500
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 5/15/26 (g)(h)	7,340	5,101
Tervita Escrow Corp. 7.625% 12/1/21 (h)	3,645	3,599
Transocean Poseidon Ltd. 6.875% 2/1/27 (h)	6,230	6,282

TOTAL ENERGY		86,089

Gaming - 0.4%
Golden Entertainment, Inc. 7.625% 4/15/26 (h)	8,350	8,778
Scientific Games Corp. 5% 10/15/25 (h)	5,000	5,150
Stars Group Holdings BV 7% 7/15/26 (h)	12,545	13,533
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (h)	7,363	7,289

TOTAL GAMING		34,750

Healthcare - 0.6%
Community Health Systems, Inc. 6.25% 3/31/23	21,175	20,632
Tenet Healthcare Corp.:
4.625% 7/15/24	28,000	28,840
5.125% 5/1/25	7,500	7,678
Valeant Pharmaceuticals International, Inc. 5.5% 11/1/25 (h)	5,590	5,842

TOTAL HEALTHCARE		62,992

Leisure - 0.2%
Studio City Co. Ltd.:
5.875% 11/30/19 (h)	8,160	8,164
7.25% 11/30/21 (h)	10,000	10,234

TOTAL LEISURE		18,398

Paper - 0.1%
CommScope Finance LLC:
5.5% 3/1/24 (h)	5,800	5,878
6% 3/1/26 (h)	5,800	5,960

TOTAL PAPER		11,838

Restaurants - 0.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4.25% 5/15/24 (h)	8,000	8,210
Services - 0.1%
APX Group, Inc. 7.625% 9/1/23	6,155	5,416
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (h)	6,032	5,851

TOTAL SERVICES		11,267

Super Retail - 0.1%
Staples, Inc. 10.75% 4/15/27 (h)	5,625	5,850
Technology - 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42% 6/15/21 (h)	16,685	17,236
NXP BV/NXP Funding LLC 4.125% 6/1/21 (h)	16,440	16,896
Uber Technologies, Inc. 7.5% 11/1/23 (h)	6,875	6,997

TOTAL TECHNOLOGY		41,129

Telecommunications - 0.6%
Altice Financing SA 7.5% 5/15/26 (h)	19,200	20,400
Intelsat Jackson Holdings SA 8% 2/15/24 (h)	14,100	14,483
SFR Group SA 7.375% 5/1/26 (h)	18,755	20,084

TOTAL TELECOMMUNICATIONS		54,967

Transportation Ex Air/Rail - 0.1%
Avolon Holdings Funding Ltd. 5.125% 10/1/23 (h)	12,290	13,261
TOTAL NONCONVERTIBLE BONDS
(Cost $479,233)		484,274
	Shares	Value (000s)

Common Stocks - 0.6%
Automotive & Auto Parts - 0.0%
Motors Liquidation Co. GUC Trust (i)	263	3
Broadcasting - 0.1%
Clear Channel Outdoor Holdings, Inc. (i)	319,963	746
iHeartMedia, Inc. (i)	136,038	1,951
iHeartMedia, Inc. warrants 5/1/39 (i)	30	0
ION Media Networks, Inc. (f)(i)	2,842	2,237

TOTAL BROADCASTING		4,934

Energy - 0.3%
Expro Holdings U.S., Inc. (f)(i)	1,477,422	23,639
Expro Holdings U.S., Inc. (f)(h)(i)	542,213	8,675

TOTAL ENERGY		32,314

Publishing/Printing - 0.0%
Cenveo Corp. (f)(i)	75,509	2,202
Super Retail - 0.0%
David's Bridal, Inc. (f)	27,612	55
Utilities - 0.2%
TexGen Power LLC (f)(i)	524,336	21,708
TOTAL COMMON STOCKS
(Cost $84,466)		61,216

Money Market Funds - 5.7%
Fidelity Cash Central Fund 1.83% (j)
(Cost $544,902)	544,872,143	544,981
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $10,070,205)		9,771,052
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(120,269)
NET ASSETS - 100%		$9,650,783

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) The coupon rate will be determined upon settlement of the loan after period end.

 (e) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $2,771 and $2,737, respectively.

 (f) Level 3 security

 (g) Non-income producing - Security is in default.

 (h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $372,554,000 or 3.9% of net assets.

 (i) Non-income producing

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$14,327
Total	$14,327

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$4,934	$2,697	$--	$2,237
Consumer Discretionary	55	--	--	55
Energy	32,314	--	--	32,314
Financials	3	3	--	--
Industrials	2,202	--	--	2,202
Utilities	21,708	--	--	21,708
Bank Loan Obligations	8,680,581	--	8,676,406	4,175
Corporate Bonds	484,274	--	484,274	--
Money Market Funds	544,981	544,981	--	--
Total Investments in Securities:	$9,771,052	$547,681	$9,160,680	$62,691

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.4%
Luxembourg	5.8%
Canada	1.7%
France	1.1%
Cayman Islands	1.1%
Netherlands	1.0%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $9,525,303)	$9,226,071
Fidelity Central Funds (cost $544,902)	544,981
Total Investment in Securities (cost $10,070,205)		$9,771,052
Cash		23,844
Receivable for investments sold		14,333
Receivable for fund shares sold		12,124
Dividends receivable		945
Interest receivable		48,243
Distributions receivable from Fidelity Central Funds		851
Prepaid expenses		19
Other receivables		214
Total assets		9,871,625
Liabilities
Payable for investments purchased	$179,921
Payable for fund shares redeemed	26,061
Distributions payable	8,586
Accrued management fee	4,510
Distribution and service plan fees payable	352
Other affiliated payables	1,075
Other payables and accrued expenses	337
Total liabilities		220,842
Net Assets		$9,650,783
Net Assets consist of:
Paid in capital		$10,380,375
Total accumulated earnings (loss)		(729,592)
Net Assets		$9,650,783
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($545,726 ÷ 58,115 shares)(a)		$9.39
Maximum offering price per share (100/97.25 of $9.39)		$9.66
Class M:
Net Asset Value and redemption price per share ($84,318 ÷ 8,992 shares)(a)		$9.38
Maximum offering price per share (100/97.25 of $9.38)		$9.65
Class C:
Net Asset Value and offering price per share ($260,980 ÷ 27,798 shares)(a)		$9.39
Fidelity Floating Rate High Income Fund:
Net Asset Value, offering price and redemption price per share ($7,130,481 ÷ 760,343 shares)		$9.38
Class I:
Net Asset Value, offering price and redemption price per share ($1,190,499 ÷ 127,054 shares)		$9.37
Class Z:
Net Asset Value, offering price and redemption price per share ($438,779 ÷ 46,805 shares)		$9.37

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2019
Investment Income
Dividends		$2,140
Interest		612,722
Income from Fidelity Central Funds		14,327
Total income		629,189
Expenses
Management fee	$59,709
Transfer agent fees	12,860
Distribution and service plan fees	5,178
Accounting fees and expenses	1,603
Custodian fees and expenses	97
Independent trustees' fees and expenses	63
Registration fees	330
Audit	98
Legal	34
Miscellaneous	74
Total expenses before reductions	80,046
Expense reductions	(156)
Total expenses after reductions		79,890
Net investment income (loss)		549,299
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(65,476)
Fidelity Central Funds	70
Total net realized gain (loss)		(65,406)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(206,209)
Fidelity Central Funds	(70)
Total change in net unrealized appreciation (depreciation)		(206,279)
Net gain (loss)		(271,685)
Net increase (decrease) in net assets resulting from operations		$277,614

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$549,299	$501,335
Net realized gain (loss)	(65,406)	(33,349)
Change in net unrealized appreciation (depreciation)	(206,279)	(37,484)
Net increase (decrease) in net assets resulting from operations	277,614	430,502
Distributions to shareholders	(554,339)	(504,172)
Share transactions - net increase (decrease)	(2,716,901)	1,985,763
Redemption fees	–	95
Total increase (decrease) in net assets	(2,993,626)	1,912,188
Net Assets
Beginning of period	12,644,409	10,732,221
End of period	$9,650,783	$12,644,409

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Floating Rate High Income Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.61	$9.67	$9.60	$9.42	$9.85
Income from Investment Operations
Net investment income (loss)A	.461	.398	.360	.334	.375
Net realized and unrealized gain (loss)	(.216)	(.056)	.056	.211	(.425)
Total from investment operations	.245	.342	.416	.545	(.050)
Distributions from net investment income	(.465)	(.398)	(.346)	(.365)	(.341)
Distributions from net realized gain	–	(.004)	–	–	(.040)
Total distributions	(.465)	(.402)	(.346)	(.365)	(.381)
Redemption fees added to paid in capitalA	–	–B	–B	–B	.001
Net asset value, end of period	$9.39	$9.61	$9.67	$9.60	$9.42
Total ReturnC,D	2.63%	3.60%	4.40%	5.98%	(.53)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	.98%	.99%	.99%	.98%
Expenses net of fee waivers, if any	.98%	.98%	.98%	.99%	.98%
Expenses net of all reductions	.98%	.98%	.98%	.98%	.98%
Net investment income (loss)	4.86%	4.13%	3.72%	3.58%	3.86%
Supplemental Data
Net assets, end of period (in millions)	$546	$598	$585	$707	$863
Portfolio turnover rateG	22%	47%	68%	46%	26%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.59	$9.65	$9.58	$9.40	$9.84
Income from Investment Operations
Net investment income (loss)A	.460	.396	.356	.324	.365
Net realized and unrealized gain (loss)	(.206)	(.055)	.057	.212	(.434)
Total from investment operations	.254	.341	.413	.536	(.069)
Distributions from net investment income	(.464)	(.397)	(.343)	(.356)	(.332)
Distributions from net realized gain	–	(.004)	–	–	(.040)
Total distributions	(.464)	(.401)	(.343)	(.356)	(.372)
Redemption fees added to paid in capitalA	–	–B	–B	–B	.001
Net asset value, end of period	$9.38	$9.59	$9.65	$9.58	$9.40
Total ReturnC,D	2.72%	3.59%	4.37%	5.89%	(.72)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	.99%	1.01%	1.08%	1.07%
Expenses net of fee waivers, if any	.99%	.99%	1.01%	1.08%	1.07%
Expenses net of all reductions	.99%	.99%	1.01%	1.08%	1.07%
Net investment income (loss)	4.86%	4.11%	3.69%	3.48%	3.77%
Supplemental Data
Net assets, end of period (in millions)	$84	$102	$137	$171	$195
Portfolio turnover rateG	22%	47%	68%	46%	26%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.61	$9.67	$9.59	$9.41	$9.85
Income from Investment Operations
Net investment income (loss)A	.392	.325	.286	.263	.301
Net realized and unrealized gain (loss)	(.218)	(.056)	.067	.212	(.434)
Total from investment operations	.174	.269	.353	.475	(.133)
Distributions from net investment income	(.394)	(.325)	(.273)	(.295)	(.268)
Distributions from net realized gain	–	(.004)	–	–	(.040)
Total distributions	(.394)	(.329)	(.273)	(.295)	(.308)
Redemption fees added to paid in capitalA	–	–B	–B	–B	.001
Net asset value, end of period	$9.39	$9.61	$9.67	$9.59	$9.41
Total ReturnC,D	1.86%	2.83%	3.73%	5.19%	(1.38)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.73%	1.73%	1.74%	1.74%	1.73%
Expenses net of fee waivers, if any	1.73%	1.73%	1.74%	1.74%	1.73%
Expenses net of all reductions	1.73%	1.73%	1.74%	1.74%	1.73%
Net investment income (loss)	4.11%	3.36%	2.96%	2.82%	3.10%
Supplemental Data
Net assets, end of period (in millions)	$261	$464	$523	$582	$671
Portfolio turnover rateG	22%	47%	68%	46%	26%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Floating Rate High Income Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$9.65	$9.58	$9.40	$9.84
Income from Investment Operations
Net investment income (loss)A	.490	.426	.386	.359	.401
Net realized and unrealized gain (loss)	(.218)	(.046)	.057	.212	(.435)
Total from investment operations	.272	.380	.443	.571	(.034)
Distributions from net investment income	(.492)	(.426)	(.373)	(.391)	(.367)
Distributions from net realized gain	–	(.004)	–	–	(.040)
Total distributions	(.492)	(.430)	(.373)	(.391)	(.407)
Redemption fees added to paid in capitalA	–	–B	–B	–B	.001
Net asset value, end of period	$9.38	$9.60	$9.65	$9.58	$9.40
Total ReturnC	2.93%	4.01%	4.70%	6.28%	(.36)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.68%	.69%	.70%	.71%	.70%
Expenses net of fee waivers, if any	.68%	.68%	.69%	.71%	.70%
Expenses net of all reductions	.68%	.68%	.69%	.71%	.70%
Net investment income (loss)	5.16%	4.44%	4.01%	3.86%	4.14%
Supplemental Data
Net assets, end of period (in millions)	$7,130	$9,221	$7,368	$6,131	$6,615
Portfolio turnover rateF	22%	47%	68%	46%	26%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.59	$9.65	$9.58	$9.40	$9.83
Income from Investment Operations
Net investment income (loss)A	.486	.419	.380	.355	.396
Net realized and unrealized gain (loss)	(.218)	(.056)	.058	.211	(.424)
Total from investment operations	.268	.363	.438	.566	(.028)
Distributions from net investment income	(.488)	(.419)	(.368)	(.386)	(.363)
Distributions from net realized gain	–	(.004)	–	–	(.040)
Total distributions	(.488)	(.423)	(.368)	(.386)	(.403)
Redemption fees added to paid in capitalA	–	–B	–B	–B	.001
Net asset value, end of period	$9.37	$9.59	$9.65	$9.58	$9.40
Total ReturnC	2.88%	3.84%	4.64%	6.23%	(.30)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.74%	.75%	.75%	.75%	.74%
Expenses net of fee waivers, if any	.74%	.75%	.75%	.75%	.74%
Expenses net of all reductions	.73%	.75%	.75%	.75%	.74%
Net investment income (loss)	5.11%	4.36%	3.95%	3.81%	4.10%
Supplemental Data
Net assets, end of period (in millions)	$1,190	$2,243	$2,120	$1,748	$2,429
Portfolio turnover rateF	22%	47%	68%	46%	26%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class Z

Years ended October 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$9.59	$9.65
Income from Investment Operations
Net investment income (loss)B	.484	.051
Net realized and unrealized gain (loss)	(.207)	(.076)
Total from investment operations	.277	(.025)
Distributions from net investment income	(.497)	(.035)
Distributions from net realized gain	–	–
Total distributions	(.497)	(.035)
Net asset value, end of period	$9.37	$9.59
Total ReturnC,D	2.98%	(.26)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.63%	.62%G
Expenses net of fee waivers, if any	.62%	.62%G
Expenses net of all reductions	.62%	.62%G
Net investment income (loss)	5.22%	7.64%G
Supplemental Data
Net assets, end of period (in millions)	$439	$16
Portfolio turnover rateH	22%	47%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Floating Rate High Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $213 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$53,274
Gross unrealized depreciation	(337,065)
Net unrealized appreciation (depreciation)	$(283,791)
Tax Cost	$10,054,843

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,439
Capital loss carryforward	$(451,027)
Net unrealized appreciation (depreciation) on securities and other investments	$(283,791)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(15,579)
Long-term	(435,448)
Total capital loss carryforward	$(451,027)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$554,339	$ 504,172

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

4. Purchase and Sales of Investments.

Purchases and sales of securities (including principal repayments of bank loan obligations, other than short-term securities, aggregated $2,235,816 and $4,830,447, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,406	$83
Class M	-%	.25%	230	1
Class C	.75%	.25%	3,542	304
			$5,178	$388

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$37
Class M	6
Class C(a)	71
$114

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$864.15
Class M	149.16
Class C	553.16
Fidelity Floating Rate High Income Fund	8,437.11
Class I	2,751.16
Class Z	106.05
	$12,860

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were less than five hundred dollars for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $29 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $82.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $58 and a portion of class-level operating expenses as follows:

Amount
Class A	$1
Class C	1
Fidelity Floating Rate High Income Fund	11
Class I	3
$16

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018(a)
Distributions to shareholders
Class A	$27,607	$24,166
Class M	4,516	4,187
Class C	14,797	16,600
Fidelity Floating Rate High Income Fund	407,889	363,480
Class I	88,477	95,721
Class Z	11,053	18
Total	$554,339	$504,172

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018(a)	Year ended October 31, 2019	Year ended October 31, 2018(a)
Class A
Shares sold	20,991	16,784	$198,969	$161,980
Reinvestment of distributions	2,721	2,361	25,731	22,764
Shares redeemed	(27,807)	(17,404)	(262,666)	(167,909)
Net increase (decrease)	(4,095)	1,741	$(37,966)	$16,835
Class M
Shares sold	1,522	2,489	$14,379	$23,981
Reinvestment of distributions	466	425	4,403	4,094
Shares redeemed	(3,588)	(6,565)	(33,885)	(63,233)
Net increase (decrease)	(1,600)	(3,651)	$(15,103)	$(35,158)
Class C
Shares sold	3,950	7,549	$37,358	$72,826
Reinvestment of distributions	1,392	1,538	13,143	14,830
Shares redeemed	(25,878)	(14,814)	(245,211)	(142,918)
Net increase (decrease)	(20,536)	(5,727)	$(194,710)	$(55,262)
Fidelity Floating Rate High Income Fund
Shares sold	232,457	375,175	$2,199,487	$3,615,070
Reinvestment of distributions	35,002	30,375	330,475	292,501
Shares redeemed	(468,053)	(207,730)	(4,418,640)	(2,001,358)
Net increase (decrease)	(200,594)	197,820	$(1,888,678)	$1,906,213
Class I
Shares sold	44,272	74,989	$417,956	$722,001
Reinvestment of distributions	6,450	7,021	60,825	67,554
Shares redeemed	(157,621)	(67,803)	(1,487,256)	(652,660)
Net increase (decrease)	(106,899)	14,207	$(1,008,475)	$136,895
Class Z
Shares sold	57,622	1,693	$546,413	$16,292
Reinvestment of distributions	767	2	7,244	16
Shares redeemed	(13,272)	(7)	(125,626)	(68)
Net increase (decrease)	45,117	1,688	$428,031	$16,240

 (a) Share transactions for Class Z are for the period October 2, 2018(commencement of sale of shares) to October 31, 2018.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 298 funds. Michael E. Wiley oversees 197 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Class A	.97%
Actual		$1,000.00	$1,003.10	$4.90
Hypothetical-C		$1,000.00	$1,020.32	$4.94
Class M	.98%
Actual		$1,000.00	$1,004.00	$4.95
Hypothetical-C		$1,000.00	$1,020.27	$4.99
Class C	1.71%
Actual		$1,000.00	$1,000.40	$8.62
Hypothetical-C		$1,000.00	$1,016.59	$8.69
Fidelity Floating Rate High Income Fund	.67%
Actual		$1,000.00	$1,005.60	$3.39
Hypothetical-C		$1,000.00	$1,021.83	$3.41
Class I	.70%
Actual		$1,000.00	$1,004.40	$3.54
Hypothetical-C		$1,000.00	$1,021.68	$3.57
Class Z	.62%
Actual		$1,000.00	$1,004.80	$3.13
Hypothetical-C		$1,000.00	$1,022.08	$3.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.62% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $384,368,012 of distributions paid during the period January 1, 2019 to October 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

AFR-ANN-1219
1.750077.119

Fidelity Advisor® High Income Advantage Fund

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	3.11%	4.44%	7.84%
Class M (incl. 4.00% sales charge)	3.10%	4.46%	7.84%
Class C (incl. contingent deferred sales charge)	5.60%	4.51%	7.47%
Class I	7.67%	5.57%	8.54%
Class Z	7.79%	5.59%	8.55%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Advantage Fund - Class A on October 31, 2009, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® US High Yield Constrained Index performed over the same period.

Period Ending Values
$21,272	Fidelity Advisor® High Income Advantage Fund - Class A
$20,940	ICE® BofAML® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofAML® US High Yield Constrained Index gained 8.32% for the 12 months ending October 31, 2019, a choppy period in which U.S. corporate high-yield bonds seesawed due to trade tension, interest rates, economic data, oil prices and an inverted yield curve, among other factors. After posting a strong year-to-date result through April 30, the index sunk in May as volatility spiked, trade negotiations between the U.S. and China broke down and tit-for-tat tariff-related wrangling ensued. Declining oil prices also hampered high yield at this time. The bull market roared back in June amid dovish comments from Fed Chair Jerome Powell and others, and gained ground in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the world's biggest economy could be heading for recession. The market proved resilient, however, rising modestly in September and October, when the Fed cut interest rates for the third time this year. For the full 12 months, higher-quality bonds led the way, with the core BB and B tiers gaining 11.56% and 8.67%, respectively. In contrast, the lower-quality CCC/below category returned -1.35%. By industry, returns were decidedly positive. The top performers were banks & thrifts (+16%) and super retail (+15%). Conversely, a sharp decline in oil prices hampered energy (-7%), while textiles/apparel returned roughly -1%.

Comments from Portfolio Manager Harley Lank:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 7% to 8%, trailing the benchmark ICE BofAML® US High Yield Constrained Index. The primary detractor versus the benchmark the past 12 months was security selection and an overweighted allocation to the lagging energy category. The fund’s high-yield bond investments outperformed the benchmark, as did a smaller non-benchmark allocation to stocks, thereby aiding relative performance. The fund's allocation to bank debt underperformed high yield. Furthermore, the fund’s stake in cash rose late in the period as the portfolio was being repositioned. Both of these factors dampened the fund's overall relative result. Despite the negative impact of the fund's holdings within energy, security selection was positive overall, led by picks in technology, telecommunications, food/beverage/tobacco, diversified financial services, and cable & satellite TV. An equity position in oil & gas producer California Resources was the biggest individual relative detractor. Out-of-benchmark exposure to utility company PG&E also hampered relative performance. On the plus side, the portfolio's sizable overweightings in meatpacker JBS and telecommunications provider Altice USA were top relative contributors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2019, Mark Notkin and Brian Chang assumed co-management responsibilities for the fund, succeeding Harley Lank.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2019

(by issuer, excluding cash equivalents)	% of fund's net assets
CCO Holdings LLC/CCO Holdings Capital Corp.	2.4
Bank of America Corp.	2.2
Citigroup, Inc.	1.9
Ally Financial, Inc.	1.9
CSC Holdings LLC	1.9
10.3

Top Five Market Sectors as of October 31, 2019

% of fund's net assets
Energy	12.6
Healthcare	9.6
Technology	8.7
Banks & Thrifts	8.7
Telecommunications	7.3

Quality Diversification (% of fund's net assets)

As of October 31, 2019
BBB	5.6%
BB	27.4%
B	26.9%
CCC,CC,C	8.8%
D	1.0%
Not Rated	1.6%
Equities	20.2%
Short-Term Investments and Net Other Assets	8.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2019*
Nonconvertible Bonds	56.0%
Convertible Bonds, Preferred Stocks	0.7%
Common Stocks	20.2%
Bank Loan Obligations	8.0%
Other Investments	6.6%
Short-Term Investments and Net Other Assets (Liabilities)	8.5%

 * Foreign investments - 17.5%

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Corporate Bonds - 56.7%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.7%
Energy - 0.2%
Denbury Resources, Inc. 6.375% 12/31/24 (a)	$5,735	$3,107
Utilities - 0.5%
SolarCity Corp. 1.625% 11/1/19	9,055	9,049

TOTAL CONVERTIBLE BONDS		12,156

Nonconvertible Bonds - 56.0%
Aerospace - 2.2%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	655	684
Bombardier, Inc.:
7.5% 12/1/24 (a)	2,275	2,205
7.5% 3/15/25 (a)	1,180	1,128
7.875% 4/15/27 (a)	10,990	10,386
DAE Funding LLC:
4.5% 8/1/22 (a)	1,410	1,438
5% 8/1/24 (a)	1,940	2,028
TransDigm UK Holdings PLC 6.875% 5/15/26	1,820	1,943
TransDigm, Inc.:
5.5% 11/15/27 (a)(b)	7,960	7,934
6.25% 3/15/26 (a)	1,870	2,003
7.5% 3/15/27	6,780	7,322
		37,071
Air Transportation - 0.0%
Continental Airlines, Inc. pass-thru certificates 6.903% 10/19/23	138	143
Automotive & Auto Parts - 0.1%
Allison Transmission, Inc. 5.875% 6/1/29 (a)	1,265	1,363
IAA Spinco, Inc. 5.5% 6/15/27 (a)	755	809
		2,172
Banks & Thrifts - 1.9%
Ally Financial, Inc.:
5.75% 11/20/25	1,440	1,604
8% 11/1/31	3,105	4,268
8% 11/1/31	18,362	25,661
Washington Mutual Bank 5.5% 1/15/13 (c)(d)	10,000	0
		31,533
Broadcasting - 0.8%
Nexstar Escrow, Inc. 5.625% 7/15/27 (a)	1,975	2,083
Scripps Escrow, Inc. 5.875% 7/15/27 (a)	1,580	1,619
Sirius XM Radio, Inc.:
4.625% 7/15/24 (a)	2,590	2,707
5% 8/1/27 (a)	3,200	3,364
Tegna, Inc. 5% 9/15/29 (a)	3,055	3,097
		12,870
Building Materials - 0.2%
Advanced Drain Systems, Inc. 5% 9/30/27 (a)	355	363
HD Supply, Inc. 5.375% 10/15/26 (a)	2,975	3,139
		3,502
Cable/Satellite TV - 5.4%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.75% 3/1/30 (a)	6,495	6,617
5% 2/1/28 (a)	740	774
5.125% 2/15/23	2,550	2,604
5.125% 5/1/27 (a)	21,260	22,403
5.75% 1/15/24	775	794
5.875% 5/1/27 (a)	8,635	9,153
CSC Holdings LLC:
5.375% 2/1/28 (a)	7,505	7,937
5.5% 4/15/27 (a)	6,640	7,038
5.75% 1/15/30 (a)	4,470	4,705
6.5% 2/1/29 (a)	3,900	4,356
7.5% 4/1/28 (a)	4,535	5,102
7.75% 7/15/25 (a)	1,260	1,351
LCPR Senior Secured Financing DAC 6.75% 10/15/27 (a)	1,615	1,657
Ziggo B.V.:
4.875% 1/15/30 (a)	1,145	1,165
5.5% 1/15/27 (a)	12,315	12,992
Ziggo Bond Finance BV 5.875% 1/15/25 (a)	1,705	1,756
		90,404
Chemicals - 1.3%
CF Industries Holdings, Inc.:
4.95% 6/1/43	7,230	7,239
5.15% 3/15/34	3,625	3,843
5.375% 3/15/44	2,750	2,819
OCI NV:
5.25% 11/1/24 (a)	2,395	2,479
6.625% 4/15/23 (a)	2,575	2,688
Olin Corp. 5% 2/1/30	1,555	1,532
Starfruit Finco BV / Starfruit U.S. Holdco LLC 8% 10/1/26 (a)	1,190	1,184
		21,784
Containers - 0.6%
Ball Corp. 4.875% 3/15/26	4,125	4,476
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	1,210	1,263
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20	2,384	2,392
Trivium Packaging Finance BV:
5.5% 8/15/26 (a)	1,075	1,126
8.5% 8/15/27 (a)	1,080	1,152
		10,409
Diversified Financial Services - 4.9%
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (a)	3,415	3,278
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26	4,280	4,494
FLY Leasing Ltd. 5.25% 10/15/24	1,495	1,540
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.25% 5/15/26	6,840	7,250
6.375% 12/15/25	5,050	5,303
6.75% 2/1/24	1,810	1,887
Intelsat Connect Finance SA 9.5% 2/15/23 (a)	2,020	1,874
MSCI, Inc. 5.75% 8/15/25 (a)	1,345	1,411
Navient Corp.:
5.5% 1/25/23	3,735	3,880
5.875% 10/25/24	4,300	4,397
6.125% 3/25/24	4,115	4,301
6.75% 6/15/26	6,005	6,275
7.25% 9/25/23	1,775	1,939
8% 3/25/20	4,700	4,800
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (a)	3,180	3,341
5.25% 8/15/22 (a)	2,235	2,380
5.5% 2/15/24 (a)	14,300	15,721
Springleaf Finance Corp.:
6.625% 1/15/28	1,185	1,312
6.875% 3/15/25	2,045	2,316
7.125% 3/15/26	4,710	5,369
		83,068
Diversified Media - 0.1%
E.W. Scripps Co. 5.125% 5/15/25 (a)	820	831
Liberty Media Corp.:
8.25% 2/1/30	469	477
8.5% 7/15/29	529	546
		1,854
Energy - 9.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.75% 3/1/27 (a)	2,355	1,754
5.75% 1/15/28 (a)	1,310	973
Antero Resources Finance Corp. 5.375% 11/1/21	2,165	1,932
Apergy Corp. 6.375% 5/1/26	645	630
Callon Petroleum Co. 6.375% 7/1/26	1,080	1,007
Centennial Resource Production LLC 6.875% 4/1/27 (a)	1,600	1,568
Cheniere Energy Partners LP 5.625% 10/1/26	2,120	2,239
Chesapeake Energy Corp.:
4.875% 4/15/22	2,950	2,343
5.75% 3/15/23	1,890	1,380
8% 6/15/27	3,800	2,375
Citgo Holding, Inc. 9.25% 8/1/24 (a)	1,880	1,962
Comstock Escrow Corp. 9.75% 8/15/26	4,981	3,935
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 5.8685% 6/15/22 (a)(e)(f)	4,580	4,546
6.5% 5/15/26 (a)	7,550	7,267
6.875% 6/15/25 (a)	3,565	3,458
Covey Park Energy LLC 7.5% 5/15/25 (a)	5,550	4,107
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25% 4/1/23	1,775	1,806
DCP Midstream LLC 5.85% 5/21/43 (a)(e)	5,180	4,636
DCP Midstream Operating LP 5.375% 7/15/25	2,975	3,131
Denbury Resources, Inc.:
7.75% 2/15/24 (a)	11,764	8,647
9.25% 3/31/22 (a)	995	816
Duke Energy Field Services 8.125% 8/16/30	130	160
EG Global Finance PLC 8.5% 10/30/25 (a)	1,665	1,749
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (a)	800	824
5.75% 1/30/28 (a)	805	847
EnLink Midstream LLC 5.375% 6/1/29	650	577
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 5/15/26 (a)(c)	13,375	9,296
EQT Corp. 3.9% 10/1/27	3,890	3,432
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22	2,570	2,589
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	2,390	2,501
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	1,572	1,396
5.75% 10/1/25 (a)	5,090	4,543
6.25% 11/1/28 (a)	310	262
Indigo Natural Resources LLC 6.875% 2/15/26 (a)	2,120	1,929
Jonah Energy LLC 7.25% 10/15/25 (a)	4,335	1,214
KLX Energy Services Holdings, Inc. 11.5% 11/1/25 (a)	2,300	2,013
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (a)	1,855	1,855
MPLX LP 6.375% 5/1/24 (a)	1,310	1,372
Nabors Industries, Inc.:
5.5% 1/15/23	2,460	2,079
5.75% 2/1/25	4,590	3,421
Oasis Petroleum, Inc. 6.875% 3/15/22	857	761
Pacific Drilling SA 12% 4/1/24 pay-in-kind (a)(e)	213	88
Parsley Energy LLC/Parsley 5.625% 10/15/27 (a)	490	506
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23	1,795	1,849
7.25% 6/15/25	2,125	2,221
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	3,315	3,398
Range Resources Corp. 4.875% 5/15/25	5,165	4,145
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625% 7/15/22	1,125	1,137
Sanchez Energy Corp.:
6.125% 1/15/23 (c)	5,885	265
7.25% 2/15/23 (a)(c)	6,985	4,750
SemGroup Corp. 7.25% 3/15/26	4,510	4,871
SESI LLC 7.75% 9/15/24	1,160	638
SM Energy Co.:
5% 1/15/24	1,730	1,527
5.625% 6/1/25	2,565	2,174
6.625% 1/15/27	1,435	1,205
6.75% 9/15/26	845	725
Southwestern Energy Co.:
7.5% 4/1/26	6,670	5,854
7.75% 10/1/27	1,285	1,105
Summit Midstream Holdings LLC 5.5% 8/15/22	255	228
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23	2,080	2,135
5.5% 2/15/26	1,770	1,830
6% 4/15/27	4,240	4,452
Teine Energy Ltd. 6.875% 9/30/22 (a)	4,916	4,916
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	965	994
4.75% 1/15/30 (a)	1,600	1,654
5% 1/31/28 (a)	1,175	1,239
Transocean Poseidon Ltd. 6.875% 2/1/27 (a)	2,690	2,712
Ultra Resources, Inc. 11% 7/12/24 pay-in-kind	1,963	294
Viper Energy Partners LP 5.375% 11/1/27 (a)	2,215	2,254
W&T Offshore, Inc. 9.75% 11/1/23 (a)	1,500	1,406
		163,904
Entertainment/Film - 0.4%
Livent, Inc. 9.375% 10/15/04 (c)(d)	11,100	0
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(c)(e)	12,385	5,945
		5,945
Environmental - 0.8%
Covanta Holding Corp.:
5.875% 3/1/24	4,680	4,809
6% 1/1/27	3,440	3,595
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	4,733	4,808
		13,212
Food & Drug Retail - 0.2%
Performance Food Group, Inc. 5.5% 10/15/27 (a)	1,930	2,041
Tops Markets LLC 13% 11/19/24 pay-in-kind (e)	843	843
		2,884
Food/Beverage/Tobacco - 2.4%
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	1,290	1,293
Darling International, Inc. 5.25% 4/15/27 (a)	2,155	2,263
ESAL GmbH 6.25% 2/5/23 (a)	633	645
JBS Investments II GmbH:
5.75% 1/15/28 (a)	1,665	1,735
7% 1/15/26 (a)	1,795	1,946
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	3,895	4,046
5.875% 7/15/24 (a)	3,345	3,450
6.75% 2/15/28 (a)	4,025	4,428
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (a)	3,140	3,383
6.5% 4/15/29 (a)	4,655	5,179
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (a)	1,485	1,523
Pilgrim's Pride Corp.:
5.75% 3/15/25 (a)	625	648
5.875% 9/30/27 (a)	1,110	1,189
Post Holdings, Inc.:
5.625% 1/15/28 (a)	2,640	2,825
5.75% 3/1/27 (a)	4,735	5,041
		39,594
Gaming - 0.4%
Station Casinos LLC 5% 10/1/25 (a)	2,400	2,433
Transocean, Inc. 7.25% 11/1/25 (a)	4,035	3,561
		5,994
Healthcare - 7.1%
BCPE Cycle Merger Sub II, Inc. 10.625% 7/15/27 (a)	2,830	2,646
Catalent Pharma Solutions 5% 7/15/27 (a)	595	622
Centene Corp. 5.375% 6/1/26 (a)	4,620	4,890
Charles River Laboratories International, Inc.:
4.25% 5/1/28 (a)	485	494
5.5% 4/1/26 (a)	1,280	1,363
Community Health Systems, Inc.:
6.25% 3/31/23	5,975	5,822
8% 3/15/26 (a)	12,010	11,740
8.125% 6/30/24 (a)	9,950	7,562
8.625% 1/15/24 (a)	2,715	2,775
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	3,020	3,141
DaVita HealthCare Partners, Inc.:
5% 5/1/25	6,565	6,647
5.125% 7/15/24	3,635	3,710
Encompass Health Corp.:
5.75% 11/1/24	1,439	1,455
5.75% 9/15/25	400	418
HCA Holdings, Inc.:
5.375% 2/1/25	4,375	4,807
5.375% 9/1/26	1,960	2,136
5.625% 9/1/28	3,425	3,849
5.875% 2/15/26	2,290	2,576
5.875% 2/1/29	1,030	1,168
7.5% 2/15/22	5,095	5,653
Hologic, Inc.:
4.375% 10/15/25 (a)	1,860	1,906
4.625% 2/1/28 (a)	645	675
IMS Health, Inc. 5% 10/15/26 (a)	1,125	1,187
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	6,875	7,236
5.25% 8/1/26	1,890	1,985
NVA Holdings, Inc. 6.875% 4/1/26 (a)	975	1,046
Service Corp. International 5.125% 6/1/29	920	980
Tenet Healthcare Corp.:
4.625% 7/15/24	5,035	5,186
5.125% 5/1/25	6,430	6,583
6.25% 2/1/27 (a)	4,660	4,922
Valeant Pharmaceuticals International, Inc.:
5.5% 3/1/23 (a)	937	945
5.75% 8/15/27 (a)	490	532
7% 3/15/24 (a)	3,215	3,363
8.5% 1/31/27 (a)	1,485	1,671
9.25% 4/1/26 (a)	4,310	4,876
Vizient, Inc. 6.25% 5/15/27 (a)	450	485
Wellcare Health Plans, Inc.:
5.25% 4/1/25	1,570	1,643
5.375% 8/15/26 (a)	1,185	1,261
		119,956
Homebuilders/Real Estate - 0.4%
Alliant Holdings Intermediate LLC 6.75% 10/15/27 (a)	805	837
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (a)	1,290	1,311
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.75% 1/15/28 (a)	2,100	2,323
5.875% 6/15/27 (a)	1,490	1,664
		6,135
Hotels - 0.5%
Hilton Domestic Operating Co., Inc.:
4.875% 1/15/30 (a)	3,080	3,273
5.125% 5/1/26	4,570	4,799
		8,072
Insurance - 0.7%
Acrisure LLC / Acrisure Finance, Inc.:
7% 11/15/25 (a)	2,770	2,535
8.125% 2/15/24 (a)	1,955	2,083
AmWINS Group, Inc. 7.75% 7/1/26 (a)	2,595	2,790
HUB International Ltd. 7% 5/1/26 (a)	1,750	1,803
USIS Merger Sub, Inc. 6.875% 5/1/25 (a)	2,355	2,396
		11,607
Leisure - 0.4%
Studio City Co. Ltd.:
5.875% 11/30/19 (a)	1,400	1,401
7.25% 11/30/21 (a)	3,645	3,730
Voc Escrow Ltd. 5% 2/15/28 (a)	1,625	1,690
		6,821
Metals/Mining - 0.6%
Alpha Natural Resources, Inc. 9.75% 4/15/18 (c)(d)	1,770	0
First Quantum Minerals Ltd.:
6.5% 3/1/24 (a)	2,020	1,980
6.875% 3/1/26 (a)	2,020	1,980
7.5% 4/1/25 (a)	3,220	3,224
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (a)	1,330	1,370
5.125% 3/15/23 (a)	1,920	1,999
		10,553
Restaurants - 0.6%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5% 10/15/25 (a)	3,545	3,651
Golden Nugget, Inc.:
6.75% 10/15/24 (a)	3,340	3,441
8.75% 10/1/25 (a)	1,630	1,716
KFC Holding Co./Pizza Hut Holding LLC 4.75% 6/1/27 (a)	1,530	1,599
Yum! Brands, Inc. 4.75% 1/15/30 (a)	400	420
		10,827
Services - 0.6%
BidFair MergeRight, Inc. 7.375% 10/15/27 (a)	3,835	3,835
CDK Global, Inc.:
5.25% 5/15/29 (a)	870	924
5.875% 6/15/26	670	717
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (a)	1,360	1,414
Tempo Acquisition LLC 6.75% 6/1/25 (a)	1,380	1,420
The GEO Group, Inc.:
5.125% 4/1/23	840	739
5.875% 10/15/24	720	601
6% 4/15/26	585	464
United Rentals North America, Inc. 3.875% 11/15/27 (b)	795	803
		10,917
Steel - 0.3%
Big River Steel LLC/BRS Finance Corp. 7.25% 9/1/25 (a)	1,495	1,536
Cleveland-Cliffs, Inc. 5.75% 3/1/25	1,312	1,296
Infrabuild Australia Pty Ltd. 12% 10/1/24 (a)	1,550	1,580
		4,412
Technology - 3.0%
Balboa Merger Sub, Inc. 11.375% 12/1/21 (a)	10,620	10,978
Banff Merger Sub, Inc. 9.75% 9/1/26 (a)	8,760	8,158
Camelot Finance SA 4.5% 11/1/26 (a)	1,515	1,531
CDW LLC/CDW Finance Corp. 4.25% 4/1/28	2,070	2,145
Ensemble S Merger Sub, Inc. 9% 9/30/23 (a)	5,375	5,519
Entegris, Inc. 4.625% 2/10/26 (a)	2,080	2,141
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.25% 12/1/27 (a)	1,495	1,585
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (a)	1,320	1,403
Match Group, Inc.:
5% 12/15/27 (a)	1,485	1,550
5.625% 2/15/29 (a)	1,565	1,677
Qorvo, Inc. 5.5% 7/15/26	2,125	2,268
TTM Technologies, Inc. 5.625% 10/1/25 (a)	640	646
Veritas U.S., Inc./Veritas Bermuda Ltd.:
7.5% 2/1/23 (a)	980	963
10.5% 2/1/24 (a)	11,120	10,508
		51,072
Telecommunications - 5.7%
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (a)	7,020	7,389
7.5% 10/15/26 (a)	1,620	1,739
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24	1,295	1,335
5.375% 3/15/27	1,070	1,144
Equinix, Inc. 5.375% 5/15/27	1,575	1,709
Frontier Communications Corp.:
8% 4/1/27 (a)	2,720	2,856
8.5% 4/1/26 (a)	4,565	4,576
Intelsat Jackson Holdings SA:
8% 2/15/24 (a)	4,060	4,170
8.5% 10/15/24 (a)	7,950	8,011
9.75% 7/15/25 (a)	1,990	2,065
Neptune Finco Corp. 10.875% 10/15/25 (a)	5,445	6,144
Sable International Finance Ltd. 5.75% 9/7/27 (a)	3,240	3,370
SFR Group SA:
5.5% 1/15/28 (a)	3,370	3,433
7.375% 5/1/26 (a)	3,270	3,502
8.125% 2/1/27 (a)	7,435	8,244
Sprint Capital Corp.:
6.875% 11/15/28	8,995	9,760
8.75% 3/15/32	7,480	9,121
Sprint Corp.:
7.125% 6/15/24	4,195	4,552
7.625% 2/15/25	825	906
7.625% 3/1/26	1,540	1,704
Telesat Canada/Telesat LLC 6.5% 10/15/27 (a)	1,145	1,195
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (a)	4,400	4,472
6% 4/1/23	3,795	3,903
		95,300
Transportation Ex Air/Rail - 0.7%
Avolon Holdings Funding Ltd.:
3.95% 7/1/24 (a)	7	7
4.375% 5/1/26 (a)	5	5
5.125% 10/1/23 (a)	4,115	4,440
5.25% 5/15/24 (a)	3,215	3,506
5.5% 1/15/23 (a)	3,665	3,955
		11,913
Utilities - 4.0%
Clearway Energy Operating LLC 5.75% 10/15/25	2,135	2,191
DCP Midstream Operating LP 5.125% 5/15/29	2,785	2,827
InterGen NV 7% 6/30/23 (a)	17,477	16,612
NextEra Energy Partners LP:
4.25% 9/15/24 (a)	1,265	1,316
4.5% 9/15/27 (a)	880	898
NRG Energy, Inc.:
5.25% 6/15/29 (a)	1,615	1,732
5.75% 1/15/28	9,470	10,251
Pacific Gas & Electric Co.:
3.75% 8/15/42 (c)	250	228
3.95% 12/1/47 (c)	3,240	2,932
4% 12/1/46 (c)	3,350	3,049
6.05% 3/1/34 (c)	740	742
Pattern Energy Group, Inc. 5.875% 2/1/24 (a)	495	507
TerraForm Global, Inc. 6.125% 3/1/26 (a)	3,110	3,180
The AES Corp.:
4% 3/15/21	3,920	3,984
4.5% 3/15/23	2,590	2,648
5.125% 9/1/27	1,500	1,612
Vertiv Group Corp. 9.25% 10/15/24 (a)	1,530	1,439
Vistra Operations Co. LLC:
5% 7/31/27 (a)	3,565	3,690
5.5% 9/1/26 (a)	2,545	2,689
5.625% 2/15/27 (a)	4,435	4,701
		67,228

TOTAL NONCONVERTIBLE BONDS		941,156

TOTAL CORPORATE BONDS
(Cost $949,568)		953,312
	Shares	Value (000s)

Common Stocks - 20.2%
Air Transportation - 0.9%
Air Canada (g)	362,900	12,922
Delta Air Lines, Inc.	47,900	2,638

TOTAL AIR TRANSPORTATION		15,560

Automotive & Auto Parts - 0.2%
Allison Transmission Holdings, Inc.	59,200	2,582
Motors Liquidation Co. GUC Trust (g)	39,832	392
UC Holdings, Inc. (d)(g)	29,835	576

TOTAL AUTOMOTIVE & AUTO PARTS		3,550

Banks & Thrifts - 0.5%
Bank of America Corp.	122,200	3,821
JPMorgan Chase & Co.	30,200	3,773
WMI Holdings Corp. (g)	1,467	19

TOTAL BANKS & THRIFTS		7,613

Broadcasting - 0.8%
Gray Television, Inc. (g)	213,570	3,505
Nexstar Broadcasting Group, Inc. Class A	53,000	5,156
Sinclair Broadcast Group, Inc. Class A	98,000	3,904

TOTAL BROADCASTING		12,565

Cable/Satellite TV - 0.8%
Altice U.S.A., Inc. Class A (g)	252,200	7,806
Charter Communications, Inc. Class A (g)	12,848	6,011

TOTAL CABLE/SATELLITE TV		13,817

Capital Goods - 0.7%
Fortive Corp.	38,600	2,663
Thermo Fisher Scientific, Inc.	18,400	5,556
Zebra Technologies Corp. Class A (g)	12,400	2,950

TOTAL CAPITAL GOODS		11,169

Chemicals - 0.1%
CF Industries Holdings, Inc.	34,700	1,574
Diversified Financial Services - 0.9%
American Express Co.	29,200	3,425
MasterCard, Inc. Class A	31,300	8,664
OneMain Holdings, Inc.	78,000	3,120

TOTAL DIVERSIFIED FINANCIAL SERVICES		15,209

Energy - 0.4%
Forbes Energy Services Ltd. (g)	65,062	20
MEG Energy Corp. (g)	1,445,900	5,555
Tidewater, Inc.:
warrants 11/14/42 (g)	36,326	643
warrants 11/14/42 (g)	12,651	224
Tribune Resources, Inc. (d)(g)	175,172	557
Tribune Resources, Inc. warrants 3/30/23 (d)(g)	49,910	25
Ultra Petroleum Corp. warrants 7/14/25 (g)	39,270	0

TOTAL ENERGY		7,024

Food & Drug Retail - 0.2%
Southeastern Grocers, Inc. (d)(g)	57,894	2,036
Tops Markets Corp. (d)	4,395	1,545
Tops Markets Corp. (Escrow) (d)(h)	4,395,000	0

TOTAL FOOD & DRUG RETAIL		3,581

Food/Beverage/Tobacco - 0.8%
Darling International, Inc. (g)	133,200	2,571
JBS SA	1,485,300	10,477

TOTAL FOOD/BEVERAGE/TOBACCO		13,048

Gaming - 1.7%
Boyd Gaming Corp.	282,300	7,693
Eldorado Resorts, Inc. (g)(i)	183,800	8,229
Melco Crown Entertainment Ltd. sponsored ADR	134,400	2,895
MGM Mirage, Inc.	86,400	2,462
Penn National Gaming, Inc. (g)	343,900	7,330
Studio City International Holdings Ltd. ADR	35,600	684

TOTAL GAMING		29,293

Healthcare - 2.0%
Charles River Laboratories International, Inc. (g)	26,800	3,483
Cigna Corp.	22,900	4,087
HCA Holdings, Inc.	21,600	2,884
Humana, Inc.	13,300	3,913
IQVIA Holdings, Inc. (g)	22,900	3,307
Jazz Pharmaceuticals PLC (g)	43,647	5,483
Tenet Healthcare Corp. (g)	269,300	6,824
UnitedHealth Group, Inc.	15,700	3,967

TOTAL HEALTHCARE		33,948

Metals/Mining - 0.1%
First Quantum Minerals Ltd.	203,300	1,718
Warrior Metropolitan Coal, Inc.	692	13

TOTAL METALS/MINING		1,731

Services - 1.5%
Air Lease Corp. Class A	60,600	2,665
CDK Global, Inc.	56,258	2,843
HD Supply Holdings, Inc. (g)	171,000	6,761
United Rentals, Inc. (g)	36,900	4,929
Visa, Inc. Class A	44,400	7,941

TOTAL SERVICES		25,139

Super Retail - 0.4%
Amazon.com, Inc. (g)	3,300	5,863
Arena Brands Holding Corp. Class B (d)(g)(h)	42,253	340

TOTAL SUPER RETAIL		6,203

Technology - 5.5%
Adobe, Inc. (g)	30,900	8,588
Advanced Micro Devices, Inc. (g)	88,600	3,006
Alphabet, Inc. Class A (g)	6,500	8,182
CDW Corp.	21,200	2,712
EPAM Systems, Inc. (g)	36,800	6,475
Facebook, Inc. Class A (g)	37,794	7,243
Fiserv, Inc. (g)	37,178	3,946
Global Payments, Inc.	63,900	10,811
GoDaddy, Inc. (g)	38,800	2,523
Lam Research Corp.	18,500	5,014
Microchip Technology, Inc.	72,900	6,874
Micron Technology, Inc. (g)	58,400	2,777
Microsoft Corp.	63,200	9,061
ON Semiconductor Corp. (g)	189,400	3,864
PayPal Holdings, Inc. (g)	33,400	3,477
Salesforce.com, Inc. (g)	11,500	1,800
SS&C Technologies Holdings, Inc.	49,100	2,554
VMware, Inc. Class A	22,500	3,561

TOTAL TECHNOLOGY		92,468

Telecommunications - 1.1%
Crown Castle International Corp.	49,400	6,856
Palo Alto Networks, Inc. (g)	16,500	3,752
T-Mobile U.S., Inc. (g)	103,300	8,539

TOTAL TELECOMMUNICATIONS		19,147

Utilities - 1.6%
NRG Energy, Inc.	343,800	13,793
Vistra Energy Corp.	492,889	13,323

TOTAL UTILITIES		27,116

TOTAL COMMON STOCKS
(Cost $284,814)		339,755
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 8.0%
Aerospace - 0.3%
TransDigm, Inc.:
Tranche E, term loan 3 month U.S. LIBOR + 2.500% 4.2859% 5/30/25 (e)(f)	2,801	2,778
Tranche G, term loan 3 month U.S. LIBOR + 2.500% 4.2859% 8/22/24 (e)(f)	2,378	2,358

TOTAL AEROSPACE		5,136

Cable/Satellite TV - 0.9%
LCPR Loan Financing LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.8282% 10/22/26 (e)(f)	305	307
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.0543% 8/19/23 (e)(f)	15,587	14,939

TOTAL CABLE/SATELLITE TV		15,246

Chemicals - 0.4%
Messer Industries U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.6044% 3/1/26 (e)(f)	6,383	6,325
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.1903% 10/1/25 (e)(f)	1,076	1,048

TOTAL CHEMICALS		7,373

Diversified Financial Services - 0.1%
UFC Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.04% 4/29/26 (e)(f)	1,916	1,913
Energy - 2.3%
Ascent Resources Marcellus LLC term loan 3 month U.S. LIBOR + 6.500% 8.4135% 3/30/23 (e)(f)	268	255
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.5359% 11/3/25 (e)(f)	943	826
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.1746% 12/31/21 (e)(f)	13,180	8,699
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.5496% 12/31/22 (e)(f)	15,120	12,935
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8.7859% 8/1/23 (e)(f)	220	222
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.1044% 3/28/24 (e)(f)	4,099	4,099
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.04% 3/1/26 (e)(f)	6,520	6,125
Forbes Energy Services LLC Tranche B, term loan 16% 4/13/21 (d)(e)	633	637
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 7.7859% 3/1/24 (e)(f)	5,790	2,437
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.4375% 11/14/25 (e)(f)	342	341
Sanchez Energy Corp. 1LN, term loan 3 month U.S. LIBOR + 8.000% 10% 5/11/20 (d)(e)(f)(j)	3,073	2,919

TOTAL ENERGY		39,495

Food & Drug Retail - 0.5%
BI-LO LLC Tranche B, term loan 3 month U.S. LIBOR + 8.000% 10.1334% 5/31/24 (e)(f)	7,900	7,377
Tops Markets LLC 1LN, term loan 3 month U.S. LIBOR + 8.500% 10.625% 11/19/23 (d)(e)(f)	1,772	1,801

TOTAL FOOD & DRUG RETAIL		9,178

Healthcare - 0.5%
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.7859% 6/13/26 (e)(f)	8,960	8,261
Hotels - 0.4%
Travelport Finance Luxembourg SARL 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.1044% 5/29/26 (e)(f)	6,745	6,273
Insurance - 0.3%
Alliant Holdings Intermediate LLC Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.1713% 5/9/25 (e)(f)	1,681	1,651
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4/25/25 (f)(k)	2,760	2,754

TOTAL INSURANCE		4,405

Leisure - 0.3%
Alterra Mountain Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.7859% 7/31/24 (e)(f)	54	54
Crown Finance U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.0359% 2/28/25 (e)(f)	4,999	4,928

TOTAL LEISURE		4,982

Services - 1.3%
Almonde, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.6963% 6/13/24 (e)(f)	9,375	8,947
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.3544% 8/22/25 (e)(f)	2,615	2,595
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.8544% 2/21/25 (e)(f)	785	774
Spin Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.2509% 11/14/22 (e)(f)	9,382	9,089

TOTAL SERVICES		21,405

Technology - 0.2%
Camelot Finance SA Tranche B, term loan 3 month U.S. LIBOR + 3.250% 10/31/26 (f)(k)	165	165
Curie Merger Sub LLC 1LN, term loan 3 month U.S. LIBOR + 4.250% 10/28/26 (f)(k)	85	85
Kronos, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.2531% 11/1/23 (e)(f)	2,090	2,085
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 9.6635% 10/11/26 (e)(f)	703	674
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.6635% 10/11/25 (e)(f)	332	322

TOTAL TECHNOLOGY		3,331

Telecommunications - 0.5%
Intelsat Jackson Holdings SA Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.682% 11/27/23 (e)(f)	2,860	2,855
Iridium Satellite LLC 1LN, term loan 1 month U.S. LIBOR + 3.750% 10/18/26 (f)(k)	305	307
SFR Group SA Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.688% 5.6088% 1/31/26 (e)(f)	4,748	4,628

TOTAL TELECOMMUNICATIONS		7,790

Utilities - 0.0%
Pike Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.04% 7/24/26 (e)(f)	347	347
TOTAL BANK LOAN OBLIGATIONS
(Cost $145,272)		135,135

Preferred Securities - 6.6%
Banks & Thrifts - 6.3%
Bank of America Corp.:
5.125% (e)(l)	12,000	12,870
5.875% (e)(l)	14,280	15,808
6.1% (e)(l)	2,590	2,886
Citigroup, Inc.:
5% (e)(l)	13,000	13,544
5.35% (e)(l)	12,655	13,379
6.3% (e)(l)	4,585	5,065
Goldman Sachs Group, Inc. 5.3% (e)(l)	15,000	16,439
JPMorgan Chase & Co. 5% (e)(l)	24,800	26,057

TOTAL BANKS & THRIFTS		106,048

Diversified Financial Services - 0.3%
AerCap Holdings NV 5.875% 10/10/79 (e)	4,820	5,042
TOTAL PREFERRED SECURITIES
(Cost $106,977)		111,090
	Shares	Value (000s)

Money Market Funds - 9.5%
Fidelity Cash Central Fund 1.83% (m)	159,623,031	159,655
Fidelity Securities Lending Cash Central Fund 1.84% (m)(n)	2,049	2
TOTAL MONEY MARKET FUNDS
(Cost $159,657)		159,657
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $1,646,288)		1,698,949
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(17,174)
NET ASSETS - 100%		$1,681,775

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $593,752,000 or 35.3% of net assets.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Non-income producing - Security is in default.

 (d) Level 3 security

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Non-income producing

 (h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $340,000 or 0.0% of net assets.

 (i) Security or a portion of the security is on loan at period end.

 (j) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $2,195 and $2,085, respectively.

 (k) The coupon rate will be determined upon settlement of the loan after period end.

 (l) Security is perpetual in nature with no stated maturity date.

 (m) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (n) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$1,538
Tops Markets Corp. (Escrow)	11/16/18	$0

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,780
Fidelity Securities Lending Cash Central Fund	6
Total	$1,786

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$50,346	$50,346	$--	$--
Consumer Discretionary	36,072	35,156	--	916
Consumer Staples	16,629	13,048	--	3,581
Energy	7,024	6,442	--	582
Financials	14,550	14,550	--	--
Health Care	39,504	39,504	--	--
Industrials	35,160	35,160	--	--
Information Technology	103,193	103,193	--	--
Materials	3,305	3,305	--	--
Real Estate	6,856	6,856	--	--
Utilities	27,116	27,116	--	--
Corporate Bonds	953,312	--	953,312	--
Bank Loan Obligations	135,135	--	129,778	5,357
Preferred Securities	111,090	--	111,090	--
Money Market Funds	159,657	159,657	--	--
Total Investments in Securities:	$1,698,949	$494,333	$1,194,180	$10,436

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.5%
Canada	3.4%
Netherlands	3.1%
Cayman Islands	2.8%
Luxembourg	2.5%
Multi-National	1.8%
France	1.2%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $2) — See accompanying schedule: Unaffiliated issuers (cost $1,486,631)	$1,539,292
Fidelity Central Funds (cost $159,657)	159,657
Total Investment in Securities (cost $1,646,288)		$1,698,949
Cash		23
Receivable for investments sold		5,167
Receivable for fund shares sold		1,211
Dividends receivable		48
Interest receivable		16,819
Distributions receivable from Fidelity Central Funds		232
Prepaid expenses		3
Other receivables		49
Total assets		1,722,501
Liabilities
Payable for investments purchased
Regular delivery	$12,653
Delayed delivery	8,755
Payable for fund shares redeemed	17,355
Distributions payable	563
Accrued management fee	781
Distribution and service plan fees payable	249
Other affiliated payables	259
Other payables and accrued expenses	109
Collateral on securities loaned	2
Total liabilities		40,726
Net Assets		$1,681,775
Net Assets consist of:
Paid in capital		$1,627,732
Total accumulated earnings (loss)		54,043
Net Assets		$1,681,775
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($514,534 ÷ 46,266 shares)(a)		$11.12
Maximum offering price per share (100/96.00 of $11.12)		$11.58
Class M:
Net Asset Value and redemption price per share ($329,480 ÷ 29,460 shares)(a)		$11.18
Maximum offering price per share (100/96.00 of $11.18)		$11.65
Class C:
Net Asset Value and offering price per share ($88,764 ÷ 7,996 shares)(a)		$11.10
Class I:
Net Asset Value, offering price and redemption price per share ($611,783 ÷ 58,730 shares)		$10.42
Class Z:
Net Asset Value, offering price and redemption price per share ($137,214 ÷ 13,171 shares)		$10.42

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2019
Investment Income
Dividends		$5,870
Interest		94,636
Income from Fidelity Central Funds (including $6 from security lending)		1,786
Total income		102,292
Expenses
Management fee	$9,936
Transfer agent fees	2,685
Distribution and service plan fees	3,084
Accounting and security lending fees	597
Custodian fees and expenses	27
Independent trustees' fees and expenses	10
Registration fees	147
Audit	85
Legal	15
Miscellaneous	13
Total expenses before reductions	16,599
Expense reductions	(75)
Total expenses after reductions		16,524
Net investment income (loss)		85,768
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(12,434)
Foreign currency transactions	1
Total net realized gain (loss)		(12,433)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	52,177
Total change in net unrealized appreciation (depreciation)		52,177
Net gain (loss)		39,744
Net increase (decrease) in net assets resulting from operations		$125,512

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$85,768	$98,740
Net realized gain (loss)	(12,433)	(4,982)
Change in net unrealized appreciation (depreciation)	52,177	(85,113)
Net increase (decrease) in net assets resulting from operations	125,512	8,645
Distributions to shareholders	(97,603)	(89,211)
Share transactions - net increase (decrease)	(181,460)	60,752
Redemption fees	–	18
Total increase (decrease) in net assets	(153,551)	(19,796)
Net Assets
Beginning of period	1,835,326	1,855,122
End of period	$1,681,775	$1,835,326

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor High Income Advantage Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.93	$11.41	$10.57	$10.43	$10.88
Income from Investment Operations
Net investment income (loss)A	.517	.606	.525	.501	.498
Net realized and unrealized gain (loss)	.260	(.543)	.796	.123	(.489)
Total from investment operations	.777	.063	1.321	.624	.009
Distributions from net investment income	(.587)	(.543)	(.482)	(.485)	(.451)
Distributions from net realized gain	–	–	–	–	(.010)
Total distributions	(.587)	(.543)	(.482)	(.485)	(.461)
Redemption fees added to paid in capitalA	–	–B	.001	.001	.002
Net asset value, end of period	$11.12	$10.93	$11.41	$10.57	$10.43
Total ReturnC,D	7.41%	.50%	12.75%	6.30%	.06%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.01%	.99%	1.02%	1.04%	1.02%
Expenses net of fee waivers, if any	1.00%	.99%	1.01%	1.03%	1.02%
Expenses net of all reductions	1.00%	.99%	1.01%	1.03%	1.02%
Net investment income (loss)	4.70%	5.35%	4.75%	4.94%	4.62%
Supplemental Data
Net assets, end of period (in millions)	$515	$467	$507	$593	$636
Portfolio turnover rateG	53%	45%	49%	46%	42%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.99	$11.47	$10.63	$10.49	$10.93
Income from Investment Operations
Net investment income (loss)A	.521	.611	.529	.505	.501
Net realized and unrealized gain (loss)	.259	(.545)	.795	.123	(.479)
Total from investment operations	.780	.066	1.324	.628	.022
Distributions from net investment income	(.590)	(.546)	(.485)	(.489)	(.454)
Distributions from net realized gain	–	–	–	–	(.010)
Total distributions	(.590)	(.546)	(.485)	(.489)	(.464)
Redemption fees added to paid in capitalA	–	–B	.001	.001	.002
Net asset value, end of period	$11.18	$10.99	$11.47	$10.63	$10.49
Total ReturnC,D	7.39%	.53%	12.71%	6.30%	.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.00%	.98%	1.01%	1.03%	1.02%
Expenses net of fee waivers, if any	1.00%	.98%	1.01%	1.03%	1.02%
Expenses net of all reductions	1.00%	.98%	1.01%	1.03%	1.02%
Net investment income (loss)	4.71%	5.36%	4.76%	4.95%	4.63%
Supplemental Data
Net assets, end of period (in millions)	$329	$337	$382	$409	$445
Portfolio turnover rateG	53%	45%	49%	46%	42%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.91	$11.39	$10.55	$10.41	$10.86
Income from Investment Operations
Net investment income (loss)A	.434	.520	.440	.424	.415
Net realized and unrealized gain (loss)	.258	(.543)	.796	.122	(.488)
Total from investment operations	.692	(.023)	1.236	.546	(.073)
Distributions from net investment income	(.502)	(.457)	(.397)	(.407)	(.369)
Distributions from net realized gain	–	–	–	–	(.010)
Total distributions	(.502)	(.457)	(.397)	(.407)	(.379)
Redemption fees added to paid in capitalA	–	–B	.001	.001	.002
Net asset value, end of period	$11.10	$10.91	$11.39	$10.55	$10.41
Total ReturnC,D	6.60%	(.26)%	11.92%	5.51%	(.70)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.77%	1.75%	1.78%	1.79%	1.78%
Expenses net of fee waivers, if any	1.77%	1.75%	1.77%	1.79%	1.78%
Expenses net of all reductions	1.76%	1.75%	1.77%	1.79%	1.78%
Net investment income (loss)	3.94%	4.59%	3.99%	4.18%	3.86%
Supplemental Data
Net assets, end of period (in millions)	$89	$130	$156	$163	$171
Portfolio turnover rateG	53%	45%	49%	46%	42%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.25	$10.70	$9.91	$9.78	$10.20
Income from Investment Operations
Net investment income (loss)A	.512	.590	.517	.493	.488
Net realized and unrealized gain (loss)	.241	(.499)	.750	.113	(.455)
Total from investment operations	.753	.091	1.267	.606	.033
Distributions from net investment income	(.583)	(.541)	(.478)	(.477)	(.445)
Distributions from net realized gain	–	–	–	–	(.010)
Total distributions	(.583)	(.541)	(.478)	(.477)	(.455)
Redemption fees added to paid in capitalA	–	–B	.001	.001	.002
Net asset value, end of period	$10.42	$10.25	$10.70	$9.91	$9.78
Total ReturnC	7.67%	.80%	13.06%	6.54%	.31%
Ratios to Average Net AssetsD,E
Expenses before reductions	.76%	.75%	.77%	.80%	.80%
Expenses net of fee waivers, if any	.76%	.75%	.77%	.80%	.80%
Expenses net of all reductions	.76%	.75%	.77%	.80%	.80%
Net investment income (loss)	4.95%	5.57%	5.00%	5.17%	4.84%
Supplemental Data
Net assets, end of period (in millions)	$612	$883	$811	$755	$760
Portfolio turnover rateF	53%	45%	49%	46%	42%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class Z

Years ended October 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.25	$10.69
Income from Investment Operations
Net investment income (loss)B	.516	.034
Net realized and unrealized gain (loss)	.248	(.438)
Total from investment operations	.764	(.404)
Distributions from net investment income	(.594)	(.036)
Distributions from net realized gain	–	–
Total distributions	(.594)	(.036)
Net asset value, end of period	$10.42	$10.25
Total ReturnC,D	7.79%	(3.78)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.65%	.63%G
Expenses net of fee waivers, if any	.65%	.63%G
Expenses net of all reductions	.65%	.63%G
Net investment income (loss)	5.06%	5.46%G
Supplemental Data
Net assets, end of period (in millions)	$137	$18
Portfolio turnover rateH	53%	45%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $31 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, capital loss carryforwards, partnerships, equity-debt classfications, defaulted bonds, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$116,172
Gross unrealized depreciation	(55,588)
Net unrealized appreciation (depreciation)	$60,584

Tax Cost	$1,638,365

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,355
Capital loss carryforward	$(11,866)
Net unrealized appreciation (depreciation) on securities and other investments	$60,584

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration

Short-term	$(11,866)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$97,603	$ 89,211

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $903,508 and $1,145,403, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,228	$27
Class M	-%	.25%	828	12
Class C	.75%	.25%	1,028	170
			$3,084	$209

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$82
Class M	10
Class C(a)	11
$103

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$748.15
Class M	487.15
Class C	168.16
Class I	1,245.16
Class Z	37.05
	$2,685

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to less than five hundred dollars. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes an amount less than five hundred dollars from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $40 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $10.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9 and a portion of class-level operating expenses as follows:

Amount
Class A	$4
Class M	3
Class C	1
Class I	8
$16

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018(a)
Distributions to shareholders
Class A	$25,832	$23,530
Class M	17,699	17,436
Class C	5,011	5,771
Class I	45,442	42,461
Class Z	3,619	13
Total	$97,603	$89,211

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018(a)	Year ended October 31, 2019	Year ended October 31, 2018(a)
Class A
Shares sold	13,284	6,828	$146,759	$77,287
Reinvestment of distributions	2,177	1,907	23,539	21,543
Shares redeemed	(11,934)	(10,395)	(131,037)	(117,501)
Net increase (decrease)	3,527	(1,660)	$39,261	$(18,671)
Class M
Shares sold	4,243	3,997	$47,099	$45,501
Reinvestment of distributions	1,522	1,438	16,525	16,334
Shares redeemed	(6,973)	(8,032)	(76,847)	(91,452)
Net increase (decrease)	(1,208)	(2,597)	$(13,223)	$(29,617)
Class C
Shares sold	2,682	1,659	$29,440	$18,751
Reinvestment of distributions	441	477	4,707	5,383
Shares redeemed	(6,999)	(3,933)	(76,889)	(44,441)
Net increase (decrease)	(3,876)	(1,797)	$(42,742)	$(20,307)
Class I
Shares sold	28,794	30,911	$297,138	$327,876
Reinvestment of distributions	4,006	3,573	40,475	37,823
Shares redeemed	(60,237)	(24,115)	(619,902)	(254,755)
Net increase (decrease)	(27,437)	10,369	$(282,289)	$110,944
Class Z
Shares sold	14,270	1,793	$147,559	$18,418
Reinvestment of distributions	221	1	2,271	12
Shares redeemed	(3,111)	(3)	(32,297)	(27)
Net increase (decrease)	11,380	1,791	$117,533	$18,403

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Litigation.

The Fund and other entities managed by FMR or its affiliates were named as defendants in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs sought an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contended that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In May 2019, the parties reached a settlement that has been approved by the Bankruptcy Court. Under the terms of the settlement, the Fund will not be required to return any of the proceeds received in 2009, and will be entitled to recover a portion of the legal costs incurred in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 298 funds. Mr. Wiley oversees 197 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Class A	1.00%
Actual		$1,000.00	$1,000.80	$5.04
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class M	.99%
Actual		$1,000.00	$1,000.00	$4.99
Hypothetical-C		$1,000.00	$1,020.21	$5.04
Class C	1.75%
Actual		$1,000.00	$997.00	$8.81
Hypothetical-C		$1,000.00	$1,016.38	$8.89
Class I	.75%
Actual		$1,000.00	$1,002.60	$3.79
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class Z	.65%
Actual		$1,000.00	$1,003.10	$3.28
Hypothetical-C		$1,000.00	$1,021.93	$3.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor High Income Advantage Fund voted to pay on December 09, 2019, to shareholders of record at the opening of business December 06, 2019, a distribution of $0.006 per share derived from capital gains realized from sales of portfolio securities.

A total of 0.46% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $50,500,880 of distributions paid during the period January 1, 2019 to October 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

HY-ANN-1219
1.538463.122

Fidelity Advisor® Value Fund

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	2.73%	3.61%	10.35%
Class M (incl. 3.50% sales charge)	4.94%	3.81%	10.33%
Class C (incl. contingent deferred sales charge)	7.18%	4.01%	10.15%
Class I	9.34%	5.15%	11.32%
Class Z	9.45%	5.21%	11.36%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Fund - Class A on October 31, 2009, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$26,779	Fidelity Advisor® Value Fund - Class A
$33,652	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 14.33% for the 12 months ending October 31, 2019, ending the period just shy of a record close after seesawing due to trade tension, interest rates, economic data and an inverted yield curve, among other factors. Upbeat company earnings and outlooks, along with signs the Federal Reserve may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back in June and recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the U.S. economy could be heading for recession. The market proved resilient, rising in the final two months and reaching a new high on October 30, when the Fed cut interest rates for the third time this year. For the full 12 months, the defensive real estate (+27%) and utilities (+24%) sectors led the way, followed by information technology (+23%). Communication services and consumer discretionary each gained about 16%, while industrials advanced 15%. In contrast, energy (-11%) was by far the weakest sector – slipping on lower oil prices. Other notable laggards included health care (+9%) and financials (+12%). Lastly, consumer staples and materials finished roughly in line with the index.

Comments from Lead Portfolio Manager Matthew Friedman:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 8% to 9%, trailing the 10.08% advance of the Russell Midcap® Value Index. Versus the benchmark, sector positioning detracted the past 12 months, most notably an overweighting in energy and underweightings in real estate and utilities. Security selection in information technology also hurt. I’ll note that security selection overall contributed to the portfolio’s relative result, led by our picks in energy and financials. The largest individual relative detractor was Encana, as our non-benchmark position in the natural gas exploration and production company returned -61% this period amid lower prices for natural gas. An overweighting in DXC Technology (-62%) also hurt. Shares of the IT services provider fell sharply in August after the company slashed its full-year revenue guidance. Conversely, the fund’s non-benchmark stake in Medicines gained 117% and was the top contributor. The stock was boosted by positive late-stage trials of the company's therapy to treat low-density lipoprotein (LDL) cholesterol. A sizable non-benchmark investment in Equinix (+53%), a real estate firm that specializes in internet connection and data centers, was another noteworthy relative contributor this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Sempra Energy	2.2
Vistra Energy Corp.	1.8
FirstEnergy Corp.	1.4
Entergy Corp.	1.3
CubeSmart	1.1
Olin Corp.	1.1
HD Supply Holdings, Inc.	1.0
Tyson Foods, Inc. Class A	1.0
Knight-Swift Transportation Holdings, Inc. Class A	1.0
Nielsen Holdings PLC	0.9
12.8

Top Five Market Sectors as of October 31, 2019

% of fund's net assets
Industrials	18.1
Financials	13.9
Consumer Discretionary	11.4
Materials	9.3
Real Estate	8.8

Asset Allocation (% of fund's net assets)

As of October 31, 2019*
Stocks and Equity Futures	100.5%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.5)%

 * Foreign investments - 17.5%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
COMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 0.6%
GCI Liberty, Inc. (a)	7,241	$506,725
Media - 1.9%
DISH Network Corp. Class A (a)	11,848	407,334
Liberty Global PLC Class C (a)	20,584	491,340
Nexstar Broadcasting Group, Inc. Class A	7,200	700,488
		1,599,162

TOTAL COMMUNICATION SERVICES		2,105,887

CONSUMER DISCRETIONARY - 11.4%
Auto Components - 0.2%
American Axle & Manufacturing Holdings, Inc. (a)	22,028	184,154
Automobiles - 0.2%
Bayerische Motoren Werke AG (BMW)	2,600	199,244
Distributors - 0.7%
LKQ Corp. (a)	18,200	618,618
Diversified Consumer Services - 0.4%
Laureate Education, Inc. Class A (a)	19,700	304,464
Hotels, Restaurants & Leisure - 1.5%
Eldorado Resorts, Inc. (a)	17,158	768,164
Hilton Grand Vacations, Inc. (a)	5,600	194,488
International Game Technology PLC	25,300	334,972
		1,297,624
Household Durables - 1.9%
D.R. Horton, Inc.	7,711	403,825
Mohawk Industries, Inc. (a)	5,115	733,389
Whirlpool Corp.	3,000	456,360
		1,593,574
Internet & Direct Marketing Retail - 1.1%
eBay, Inc.	16,000	564,000
Liberty Interactive Corp. QVC Group Series A (a)	37,255	355,413
		919,413
Leisure Products - 1.2%
Brunswick Corp.	9,600	559,104
Mattel, Inc. (a)(b)	27,717	330,941
Vista Outdoor, Inc. (a)	13,533	90,671
		980,716
Specialty Retail - 2.5%
L Brands, Inc.	20,100	342,504
Lithia Motors, Inc. Class A (sub. vtg.)	1,200	188,976
Lowe's Companies, Inc.	4,240	473,226
Michaels Companies, Inc. (a)(b)	34,600	302,058
Sally Beauty Holdings, Inc. (a)	17,700	274,350
Signet Jewelers Ltd. (b)	8,500	136,340
Urban Outfitters, Inc. (a)	13,600	390,320
		2,107,774
Textiles, Apparel & Luxury Goods - 1.7%
Capri Holdings Ltd. (a)	13,600	422,552
PVH Corp.	6,400	557,824
Tapestry, Inc.	19,200	496,512
		1,476,888

TOTAL CONSUMER DISCRETIONARY		9,682,469

CONSUMER STAPLES - 6.8%
Food & Staples Retailing - 0.7%
U.S. Foods Holding Corp. (a)	14,345	569,066
Food Products - 4.2%
B&G Foods, Inc. Class A (b)	11,000	171,050
Bunge Ltd.	3,500	189,000
Conagra Brands, Inc.	25,300	684,365
Darling International, Inc. (a)	32,461	626,497
Nomad Foods Ltd. (a)	15,998	312,121
The Kraft Heinz Co.	11,100	358,863
TreeHouse Foods, Inc. (a)	6,700	361,934
Tyson Foods, Inc. Class A	10,427	863,251
		3,567,081
Household Products - 0.7%
Energizer Holdings, Inc.	2,400	101,976
Spectrum Brands Holdings, Inc.	10,991	551,858
		653,834
Personal Products - 0.5%
Edgewell Personal Care Co. (a)	12,400	434,000
Tobacco - 0.7%
Altria Group, Inc.	12,700	568,833

TOTAL CONSUMER STAPLES		5,792,814

ENERGY - 7.9%
Energy Equipment & Services - 0.7%
Baker Hughes, A GE Co. Class A	20,130	430,782
Halliburton Co.	6,979	134,346
		565,128
Oil, Gas & Consumable Fuels - 7.2%
Cabot Oil & Gas Corp.	5,412	100,880
Cenovus Energy, Inc. (Canada)	67,269	573,045
Cheniere Energy, Inc. (a)	11,155	686,590
Concho Resources, Inc.	4,213	284,462
Devon Energy Corp.	8,409	170,535
Encana Corp.	17,102	67,211
Encana Corp. (Toronto)	97,500	381,976
Enterprise Products Partners LP	6,042	157,273
Golar LNG Ltd.	18,900	260,253
Hess Corp.	9,200	604,900
Magnolia Oil & Gas Corp. Class A (a)	19,900	195,418
Marathon Petroleum Corp.	10,731	686,247
Noble Energy, Inc.	36,100	695,286
Teekay LNG Partners LP	25,700	369,823
Teekay Offshore Partners LP	142,200	218,988
Valero Energy Corp.	5,700	552,786
WPX Energy, Inc. (a)	14,076	140,478
		6,146,151

TOTAL ENERGY		6,711,279

FINANCIALS - 13.9%
Banks - 3.8%
East West Bancorp, Inc.	8,600	369,112
First Citizens Bancshares, Inc.	1,194	587,352
PNC Financial Services Group, Inc.	3,500	513,450
Signature Bank	3,600	425,952
SunTrust Banks, Inc.	11,600	792,744
U.S. Bancorp	8,731	497,842
		3,186,452
Capital Markets - 4.9%
Ameriprise Financial, Inc.	4,631	698,772
Apollo Global Management LLC Class A	15,534	639,379
Donnelley Financial Solutions, Inc. (a)	19,860	224,418
E*TRADE Financial Corp.	7,700	321,783
Lazard Ltd. Class A	15,400	574,882
LPL Financial	5,300	428,452
Northern Trust Corp.	5,500	548,240
Raymond James Financial, Inc.	5,000	417,450
Tullett Prebon PLC	73,643	327,104
		4,180,480
Consumer Finance - 2.8%
Capital One Financial Corp.	6,448	601,276
OneMain Holdings, Inc.	14,716	588,640
SLM Corp.	61,390	518,132
Synchrony Financial	18,400	650,808
		2,358,856
Diversified Financial Services - 0.2%
ECN Capital Corp.	62,100	205,098
Insurance - 2.2%
AMBAC Financial Group, Inc. (a)	19,801	405,921
American International Group, Inc.	7,114	376,757
Chubb Ltd.	1,784	271,917
FNF Group	4,646	212,973
The Travelers Companies, Inc.	4,600	602,876
		1,870,444

TOTAL FINANCIALS		11,801,330

HEALTH CARE - 6.6%
Biotechnology - 0.7%
Alexion Pharmaceuticals, Inc. (a)	4,700	495,380
The Medicines Company (a)	1,059	55,587
		550,967
Health Care Equipment & Supplies - 0.3%
Dentsply Sirona, Inc.	1,039	56,916
The Cooper Companies, Inc.	286	83,226
Zimmer Biomet Holdings, Inc.	1,086	150,118
		290,260
Health Care Providers & Services - 3.3%
AmerisourceBergen Corp.	1,463	124,911
Cardinal Health, Inc.	1,735	85,796
Centene Corp. (a)	12,447	660,687
Cigna Corp.	3,300	588,918
Henry Schein, Inc. (a)	712	44,561
Humana, Inc.	1,400	411,880
Laboratory Corp. of America Holdings (a)	1,047	172,514
MEDNAX, Inc. (a)	10,000	219,600
Molina Healthcare, Inc. (a)	300	35,292
Premier, Inc. (a)	13,400	436,572
Universal Health Services, Inc. Class B	400	54,984
		2,835,715
Health Care Technology - 0.5%
Change Healthcare, Inc. (b)	28,700	379,414
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc.	1,446	109,535
Avantor, Inc.	6,748	95,889
Bio-Rad Laboratories, Inc. Class A (a)	437	144,918
IQVIA Holdings, Inc. (a)	828	119,580
PerkinElmer, Inc.	600	51,576
		521,498
Pharmaceuticals - 1.2%
Bayer AG	6,000	465,457
Jazz Pharmaceuticals PLC (a)	4,238	532,420
Mylan NV (a)	1,700	32,555
		1,030,432

TOTAL HEALTH CARE		5,608,286

INDUSTRIALS - 18.1%
Aerospace & Defense - 1.2%
Bombardier, Inc. Class B (sub. vtg.) (a)	119,300	150,359
General Dynamics Corp.	2,300	406,640
Huntington Ingalls Industries, Inc.	2,200	496,452
		1,053,451
Air Freight & Logistics - 0.5%
FedEx Corp.	2,877	439,203
Airlines - 1.6%
American Airlines Group, Inc.	25,235	758,564
JetBlue Airways Corp. (a)	29,825	575,623
		1,334,187
Building Products - 0.3%
Jeld-Wen Holding, Inc. (a)	8,444	144,308
Owens Corning	1,900	116,432
		260,740
Commercial Services & Supplies - 0.7%
The Brink's Co.	6,700	569,232
Construction & Engineering - 2.6%
AECOM (a)	17,782	711,458
Arcadis NV	21,322	420,914
Fluor Corp.	18,300	294,813
Granite Construction, Inc.	9,904	233,140
Tutor Perini Corp. (a)	1,262	19,523
Williams Scotsman Corp. (a)	33,200	523,232
		2,203,080
Electrical Equipment - 1.2%
Atkore International Group, Inc. (a)	2,600	90,220
Regal Beloit Corp.	3,866	286,277
Sensata Technologies, Inc. PLC (a)	12,394	634,449
		1,010,946
Industrial Conglomerates - 0.8%
General Electric Co.	65,713	655,816
Machinery - 1.2%
Allison Transmission Holdings, Inc.	2,664	116,177
Kennametal, Inc.	1,400	43,330
SPX Corp. (a)	8,900	405,306
Welbilt, Inc. (a)	22,900	434,184
		998,997
Marine - 0.2%
A.P. Moller - Maersk A/S Series B	124	158,175
Professional Services - 1.9%
Asgn, Inc. (a)	5,500	349,745
Intertrust NV (c)	10,172	193,316
Manpower, Inc.	3,500	318,220
Nielsen Holdings PLC	40,334	813,133
		1,674,414
Road & Rail - 2.0%
Knight-Swift Transportation Holdings, Inc. Class A	22,500	820,350
Norfolk Southern Corp.	1,075	195,650
Ryder System, Inc.	14,800	719,724
		1,735,724
Trading Companies & Distributors - 3.5%
AerCap Holdings NV (a)	8,761	507,087
Ashtead Group PLC	14,028	426,659
Fortress Transportation & Infrastructure Investors LLC	28,028	444,244
HD Supply Holdings, Inc. (a)	22,095	873,636
MRC Global, Inc. (a)	11,018	125,164
Univar, Inc. (a)	27,500	590,150
		2,966,940
Transportation Infrastructure - 0.4%
Macquarie Infrastructure Co. LLC	9,200	396,888

TOTAL INDUSTRIALS		15,457,793

INFORMATION TECHNOLOGY - 6.7%
Communications Equipment - 1.0%
CommScope Holding Co., Inc. (a)	39,374	440,989
F5 Networks, Inc. (a)	2,700	389,016
		830,005
Electronic Equipment & Components - 0.7%
Flextronics International Ltd. (a)	51,700	607,475
IT Services - 2.1%
Amdocs Ltd.	5,041	328,673
Conduent, Inc. (a)	51,833	320,328
DXC Technology Co.	25,076	693,853
Econocom Group SA	74,500	194,264
Unisys Corp. (a)	29,148	299,058
		1,836,176
Semiconductors & Semiconductor Equipment - 1.2%
Marvell Technology Group Ltd.	21,300	519,507
NXP Semiconductors NV	4,600	522,928
		1,042,435
Software - 1.7%
Micro Focus International PLC	35,303	484,541
SS&C Technologies Holdings, Inc.	10,800	561,708
Totvs SA	23,700	368,043
		1,414,292

TOTAL INFORMATION TECHNOLOGY		5,730,383

MATERIALS - 9.3%
Chemicals - 6.0%
Axalta Coating Systems Ltd. (a)	12,179	359,159
Celanese Corp. Class A	1,859	225,218
CF Industries Holdings, Inc.	6,300	285,705
DowDuPont, Inc.	7,504	494,589
Element Solutions, Inc. (a)	35,900	389,874
FMC Corp.	2,411	220,607
LyondellBasell Industries NV Class A	1,518	136,165
Olin Corp.	49,487	907,592
Orion Engineered Carbons SA	23,200	384,192
The Chemours Co. LLC	24,556	402,964
The Mosaic Co.	28,300	562,604
Tronox Holdings PLC	35,300	299,697
Westlake Chemical Corp.	7,262	458,886
		5,127,252
Construction Materials - 0.6%
Martin Marietta Materials, Inc.	593	155,313
Summit Materials, Inc. (a)	13,800	316,434
		471,747
Containers & Packaging - 1.8%
Avery Dennison Corp.	1,297	165,834
Ball Corp.	1,373	96,069
Berry Global Group, Inc. (a)	8,400	348,684
Crown Holdings, Inc. (a)	8,000	582,720
Graphic Packaging Holding Co.	21,023	329,220
		1,522,527
Metals & Mining - 0.9%
Alcoa Corp. (a)	3,329	69,210
Antofagasta PLC	5,664	63,625
Barrick Gold Corp.	7,937	137,786
Constellium NV (a)	28,800	383,904
Steel Dynamics, Inc.	3,886	117,979
		772,504

TOTAL MATERIALS		7,894,030

REAL ESTATE - 8.8%
Equity Real Estate Investment Trusts (REITs) - 6.8%
Alexandria Real Estate Equities, Inc.	3,800	603,250
American Tower Corp.	2,243	489,153
CubeSmart	30,000	951,000
Douglas Emmett, Inc.	12,643	547,695
Equinix, Inc.	1,272	720,944
Equity Lifestyle Properties, Inc.	8,476	592,811
Essex Property Trust, Inc.	1,400	457,982
National Retail Properties, Inc.	8,521	501,972
Taubman Centers, Inc.	10,027	358,766
VICI Properties, Inc.	24,500	576,975
		5,800,548
Real Estate Management & Development - 2.0%
CBRE Group, Inc. (a)	11,621	622,305
Cushman & Wakefield PLC (a)	31,000	578,150
Howard Hughes Corp. (a)	4,463	499,053
		1,699,508

TOTAL REAL ESTATE		7,500,056

UTILITIES - 7.6%
Electric Utilities - 3.5%
Edison International	3,231	203,230
Entergy Corp.	9,100	1,105,468
Exelon Corp.	11,500	523,135
FirstEnergy Corp.	23,900	1,154,848
		2,986,681
Independent Power and Renewable Electricity Producers - 1.9%
NRG Energy, Inc.	2,265	90,872
Vistra Energy Corp.	57,911	1,565,334
		1,656,206
Multi-Utilities - 2.2%
Sempra Energy	12,657	1,829,061

TOTAL UTILITIES		6,471,948

TOTAL COMMON STOCKS
(Cost $79,902,183)		84,756,275
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.63% to 1.91% 12/12/19 to 1/16/20 (d)
(Cost $49,860)	50,000	49,881
	Shares	Value

Money Market Funds - 2.3%
Fidelity Cash Central Fund 1.83% (e)	1,022,647	$1,022,851
Fidelity Securities Lending Cash Central Fund 1.84% (e)(f)	981,064	981,162
TOTAL MONEY MARKET FUNDS
(Cost $2,003,940)		2,004,013
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $81,955,983)		86,810,169
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(1,693,579)
NET ASSETS - 100%		$85,116,590

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	4	Dec. 2019	$782,000	$(8,308)	$(8,308)

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $193,316 or 0.2% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $49,881.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$31,784
Fidelity Securities Lending Cash Central Fund	2,820
Total	$34,604

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,105,887	$2,105,887	$--	$--
Consumer Discretionary	9,682,469	9,682,469	--	--
Consumer Staples	5,792,814	5,792,814	--	--
Energy	6,711,279	6,711,279	--	--
Financials	11,801,330	11,801,330	--	--
Health Care	5,608,286	5,142,829	465,457	--
Industrials	15,457,793	15,299,618	158,175	--
Information Technology	5,730,383	5,245,842	484,541	--
Materials	7,894,030	7,894,030	--	--
Real Estate	7,500,056	7,500,056	--	--
Utilities	6,471,948	6,471,948	--	--
U.S. Government and Government Agency Obligations	49,881	--	49,881	--
Money Market Funds	2,004,013	2,004,013	--	--
Total Investments in Securities:	$86,810,169	$85,652,115	$1,158,054	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(8,308)	$(8,308)	$--	$--
Total Liabilities	$(8,308)	$(8,308)	$--	$--
Total Derivative Instruments:	$(8,308)	$(8,308)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(8,308)
Total Equity Risk	0	(8,308)
Total Value of Derivatives	$0	$(8,308)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.5%
United Kingdom	5.3%
Netherlands	2.5%
Bermuda	2.4%
Canada	1.7%
Others (Individually Less Than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $934,396) — See accompanying schedule: Unaffiliated issuers (cost $79,952,043)	$84,806,156
Fidelity Central Funds (cost $2,003,940)	2,004,013
Total Investment in Securities (cost $81,955,983)		$86,810,169
Cash		11,388
Receivable for investments sold		491,370
Receivable for fund shares sold		16,659
Dividends receivable		54,704
Distributions receivable from Fidelity Central Funds		1,856
Prepaid expenses		156
Other receivables		2,496
Total assets		87,388,798
Liabilities
Payable for investments purchased	$632,794
Payable for fund shares redeemed	524,580
Accrued management fee	30,903
Distribution and service plan fees payable	23,404
Payable for daily variation margin on futures contracts	5,880
Other affiliated payables	17,912
Other payables and accrued expenses	55,810
Collateral on securities loaned	980,925
Total liabilities		2,272,208
Net Assets		$85,116,590
Net Assets consist of:
Paid in capital		$78,979,953
Total accumulated earnings (loss)		6,136,637
Net Assets		$85,116,590
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($47,465,108 ÷ 2,115,174 shares)(a)		$22.44
Maximum offering price per share (100/94.25 of $22.44)		$23.81
Class M:
Net Asset Value and redemption price per share ($15,005,657 ÷ 676,317 shares)(a)		$22.19
Maximum offering price per share (100/96.50 of $22.19)		$22.99
Class C:
Net Asset Value and offering price per share ($8,776,696 ÷ 414,880 shares)(a)		$21.15
Class I:
Net Asset Value, offering price and redemption price per share ($11,097,143 ÷ 488,755 shares)		$22.70
Class Z:
Net Asset Value, offering price and redemption price per share ($2,771,986 ÷ 122,157 shares)		$22.69

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$1,678,235
Interest		1,360
Income from Fidelity Central Funds (including $2,820 from security lending)		34,604
Total income		1,714,199
Expenses
Management fee
Basic fee	$468,917
Performance adjustment	(121,522)
Transfer agent fees	185,286
Distribution and service plan fees	301,173
Accounting and security lending fees	34,007
Custodian fees and expenses	26,288
Independent trustees' fees and expenses	497
Registration fees	72,562
Audit	67,506
Legal	9,506
Miscellaneous	545
Total expenses before reductions	1,044,765
Expense reductions	(4,331)
Total expenses after reductions		1,040,434
Net investment income (loss)		673,765
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,487,576
Fidelity Central Funds	(41)
Foreign currency transactions	(345)
Futures contracts	65,830
Total net realized gain (loss)		1,553,020
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	5,105,049
Fidelity Central Funds	13
Assets and liabilities in foreign currencies	702
Futures contracts	339
Total change in net unrealized appreciation (depreciation)		5,106,103
Net gain (loss)		6,659,123
Net increase (decrease) in net assets resulting from operations		$7,332,888

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$673,765	$552,033
Net realized gain (loss)	1,553,020	11,095,734
Change in net unrealized appreciation (depreciation)	5,106,103	(15,632,337)
Net increase (decrease) in net assets resulting from operations	7,332,888	(3,984,570)
Distributions to shareholders	(10,160,421)	(3,394,497)
Share transactions - net increase (decrease)	396,558	(19,336,141)
Total increase (decrease) in net assets	(2,430,975)	(26,715,208)
Net Assets
Beginning of period	87,547,565	114,262,773
End of period	$85,116,590	$87,547,565

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Value Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$23.40	$25.37	$21.43	$21.39	$21.48
Income from Investment Operations
Net investment income (loss)A	.19	.17	.23B	.22	.12
Net realized and unrealized gain (loss)	1.57	(1.31)	3.86	.30	(.14)C
Total from investment operations	1.76	(1.14)	4.09	.52	(.02)
Distributions from net investment income	(.10)D	(.22)	(.14)	(.11)	(.05)
Distributions from net realized gain	(2.62)D	(.61)	(.01)	(.37)	(.02)
Total distributions	(2.72)	(.83)	(.15)	(.48)	(.07)
Net asset value, end of period	$22.44	$23.40	$25.37	$21.43	$21.39
Total ReturnE,F	9.00%	(4.73)%	19.12%	2.53%	(.12)%C
Ratios to Average Net AssetsG,H
Expenses before reductions	1.10%	1.12%	1.14%	1.19%	1.31%
Expenses net of fee waivers, if any	1.10%	1.12%	1.12%	1.19%	1.25%
Expenses net of all reductions	1.10%	1.11%	1.12%	1.18%	1.24%
Net investment income (loss)	.87%	.66%	.95%B	1.06%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$47,465	$45,006	$59,658	$54,196	$50,858
Portfolio turnover rateI	77%	98%	81%	77%	82%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.17)%

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$23.15	$25.10	$21.22	$21.17	$21.27
Income from Investment Operations
Net investment income (loss)A	.12	.10	.16B	.16	.06
Net realized and unrealized gain (loss)	1.57	(1.30)	3.82	.31	(.15)C
Total from investment operations	1.69	(1.20)	3.98	.47	(.09)
Distributions from net investment income	(.03)D	(.14)	(.09)	(.05)	–
Distributions from net realized gain	(2.62)D	(.61)	(.01)	(.37)	(.01)
Total distributions	(2.65)	(.75)	(.10)	(.42)	(.01)
Net asset value, end of period	$22.19	$23.15	$25.10	$21.22	$21.17
Total ReturnE,F	8.74%	(5.01)%	18.78%	2.28%	(.43)%C
Ratios to Average Net AssetsG,H
Expenses before reductions	1.39%	1.39%	1.40%	1.47%	1.58%
Expenses net of fee waivers, if any	1.38%	1.39%	1.39%	1.46%	1.50%
Expenses net of all reductions	1.38%	1.37%	1.38%	1.46%	1.49%
Net investment income (loss)	.58%	.40%	.68%B	.78%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$15,006	$14,961	$18,962	$18,098	$17,300
Portfolio turnover rateI	77%	98%	81%	77%	82%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.48)%

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$22.16	$24.02	$20.32	$20.35	$20.54
Income from Investment Operations
Net investment income (loss)A	.01	(.04)	.03B	.05	(.05)
Net realized and unrealized gain (loss)	1.49	(1.25)	3.67	.29	(.13)C
Total from investment operations	1.50	(1.29)	3.70	.34	(.18)
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(2.51)	(.57)	–	(.37)	(.01)
Total distributions	(2.51)	(.57)	–	(.37)	(.01)
Net asset value, end of period	$21.15	$22.16	$24.02	$20.32	$20.35
Total ReturnD,E	8.13%	(5.55)%	18.21%	1.72%	(.89)%C
Ratios to Average Net AssetsF,G
Expenses before reductions	1.92%	1.93%	1.94%	1.98%	2.09%
Expenses net of fee waivers, if any	1.92%	1.93%	1.92%	1.97%	2.00%
Expenses net of all reductions	1.91%	1.92%	1.92%	1.97%	1.99%
Net investment income (loss)	.05%	(.15)%	.15%B	.27%	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$8,777	$14,405	$20,555	$15,589	$16,670
Portfolio turnover rateH	77%	98%	81%	77%	82%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.12) %.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.94)%

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$23.66	$25.65	$21.65	$21.60	$21.70
Income from Investment Operations
Net investment income (loss)A	.26	.25	.30B	.28	.17
Net realized and unrealized gain (loss)	1.59	(1.34)	3.91	.31	(.14)C
Total from investment operations	1.85	(1.09)	4.21	.59	.03
Distributions from net investment income	(.19)D	(.29)	(.20)	(.17)	(.11)
Distributions from net realized gain	(2.62)D	(.61)	(.01)	(.37)	(.02)
Total distributions	(2.81)	(.90)	(.21)	(.54)	(.13)
Net asset value, end of period	$22.70	$23.66	$25.65	$21.65	$21.60
Total ReturnE	9.34%	(4.48)%	19.54%	2.82%	.13%C
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.82%	.84%	.89%	1.00%
Expenses net of fee waivers, if any	.79%	.81%	.82%	.89%	1.00%
Expenses net of all reductions	.79%	.80%	.82%	.89%	.99%
Net investment income (loss)	1.18%	.97%	1.25%B	1.36%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$11,097	$12,342	$14,565	$16,218	$10,391
Portfolio turnover rateH	77%	98%	81%	77%	82%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .08%

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class Z

Years ended October 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$23.67	$25.67	$23.57
Income from Investment Operations
Net investment income (loss)B	.28	.28	.23C
Net realized and unrealized gain (loss)	1.58	(1.34)	1.87
Total from investment operations	1.86	(1.06)	2.10
Distributions from net investment income	(.22)D	(.33)	–
Distributions from net realized gain	(2.62)D	(.61)	–
Total distributions	(2.84)	(.94)	–
Net asset value, end of period	$22.69	$23.67	$25.67
Total ReturnE,F	9.45%	(4.36)%	8.91%
Ratios to Average Net AssetsG,H
Expenses before reductions	.69%	.70%	.72%I
Expenses net of fee waivers, if any	.68%	.70%	.72%I
Expenses net of all reductions	.68%	.68%	.71%I
Net investment income (loss)	1.28%	1.09%	1.24%C,I
Supplemental Data
Net assets, end of period (000 omitted)	$2,772	$834	$524
Portfolio turnover rateJ	77%	98%	81%

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,238,128
Gross unrealized depreciation	(8,405,052)
Net unrealized appreciation (depreciation)	$3,833,076
Tax Cost	$82,977,093

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$355,095
Undistributed long-term capital gain	$1,997,031
Net unrealized appreciation (depreciation) on securities and other investments	$3,784,510

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$1,350,576	$ 3,394,497
Long-term Capital Gains	8,809,845	–
Total	$10,160,421	$ 3,394,497

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $65,868,457 and $74,342,563, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .40% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$117,389	$1,994
Class M	.25%	.25%	75,672	775
Class C	.75%	.25%	108,112	9,284
			$301,173	$12,053

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$11,153
Class M	1,896
Class C(a)	2,307
$15,356

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$99,692.21
Class M	37,232.25
Class C	29,300.27
Class I	17,852.15
Class Z	1,210.05
	$185,286

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,143 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $233 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $185. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $3 from securities loaned to NFS, as affiliated borrower.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,691 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $640.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Distributions to shareholders
Class A	$5,138,554	$1,893,403
Class M	1,722,141	537,341
Class C	1,559,544	426,703
Class I	1,432,415	516,919
Class Z	307,767	20,131
Total	$10,160,421	$3,394,497

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018	Year ended October 31, 2019	Year ended October 31, 2018
Class A
Shares sold	857,048	277,354	$18,259,987	$7,012,619
Reinvestment of distributions	255,348	74,582	5,083,969	1,872,755
Shares redeemed	(920,804)	(779,617)	(19,757,433)	(19,725,386)
Net increase (decrease)	191,592	(427,681)	$3,586,523	$(10,840,012)
Class M
Shares sold	91,877	81,080	$1,973,383	$2,016,647
Reinvestment of distributions	86,399	21,382	1,704,650	532,637
Shares redeemed	(148,106)	(211,643)	(3,136,951)	(5,286,408)
Net increase (decrease)	30,170	(109,181)	$541,082	$(2,737,124)
Class C
Shares sold	90,691	97,794	$1,839,288	$2,367,339
Reinvestment of distributions	81,404	17,484	1,538,537	418,910
Shares redeemed	(407,162)	(321,165)	(8,306,857)	(7,728,571)
Net increase (decrease)	(235,067)	(205,887)	$(4,929,032)	$(4,942,322)
Class I
Shares sold	122,532	123,665	$2,653,978	$3,169,838
Reinvestment of distributions	66,570	18,244	1,337,382	462,124
Shares redeemed	(221,906)	(188,241)	(4,818,350)	(4,819,090)
Net increase (decrease)	(32,804)	(46,332)	$(826,990)	$(1,187,128)
Class Z
Shares sold	100,054	40,345	$2,305,279	$1,029,945
Reinvestment of distributions	15,296	795	306,845	20,131
Shares redeemed	(28,430)	(26,304)	(587,149)	(679,631)
Net increase (decrease)	86,920	14,836	$2,024,975	$370,445

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 11, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 298 funds. Mr. Wiley oversees 197 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Class A	1.06%
Actual		$1,000.00	$997.80	$5.34
Hypothetical-C		$1,000.00	$1,019.86	$5.40
Class M	1.34%
Actual		$1,000.00	$996.40	$6.74
Hypothetical-C		$1,000.00	$1,018.45	$6.82
Class C	1.85%
Actual		$1,000.00	$993.40	$9.30
Hypothetical-C		$1,000.00	$1,015.88	$9.40
Class I	.75%
Actual		$1,000.00	$999.10	$3.78
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class Z	.64%
Actual		$1,000.00	$999.60	$3.23
Hypothetical-C		$1,000.00	$1,021.98	$3.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Value Fund
Class A	12/09/19	12/06/19	$0.151	$0.566
Class M	12/09/19	12/06/19	$0.093	$0.566
Class C	12/09/19	12/06/19	$0.000	$0.548
Class I	12/09/19	12/06/19	$0.225	$0.566
Class Z	12/09/19	12/06/19	$0.253	$0.566

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2019, $2,113,309, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 75%; Class M designates 91%; Class C designates 100%; Class I designates 62%; and Class Z designates 57% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%; Class M designates 100%; Class C designates 100%; Class I designates 82%; and Class Z designates 76% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

FAV-ANN-1219
1.808899.115

Item 2.

Code of Ethics

As of the end of the period, October 31, 2019, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor High Income Advantage Fund and Fidelity Advisor Value Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$80,000	$100	$6,300	$2,000
Fidelity Advisor High Income Advantage Fund	$68,000	$100	$6,600	$1,700
Fidelity Advisor Value Fund	$46,000	$100	$6,600	$1,200

October 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$82,000	$200	$6,300	$2,700
Fidelity Advisor High Income Advantage Fund	$69,000	$100	$6,400	$1,900
Fidelity Advisor Value Fund	$47,000	$100	$6,400	$1,300

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2019A	October 31, 2018A
Audit-Related Fees	$290,000	$5,000
Tax Fees	$5,000	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2019A	October 31, 2018A
Deloitte Entities	$600,000	$505,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 26, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 26, 2019